Registration No. 333-112626

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☒ Post-Effective Amendment No. 15

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 93

Massachusetts Mutual Variable Annuity Separate Account 4

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code (413) 788-8411

John E. Deitelbaum

Corporate Vice President, Assistant Secretary & Associate General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	on May 1, 2009 pursuant to paragraph (b) of Rule 485.

☒	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	on pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract

This Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a) may determine.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus

1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information

5	The Company; Investment Choices; Appendix F – The Funds; Appendix G – The Funds

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Right to Cancel Your Contract; Suspension of Payments or Transfers; Withdrawals

12	Taxes

13	Legal Proceedings

14	Table of Contents of the Statement of Additional Information

Caption in Statement of Additional Information

15	Cover Page

16	Table of Contents

17	Company

18	Distribution; Experts; Custodian

19	Purchase of Securities Being Offered

20	Distribution

21	Not applicable

22	Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

MassMutual Transitions Select SM

This prospectus describes an individual deferred variable annuity contract offered by Massachusetts Mutual Life Insurance Company. The contract may not be available in all states. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis. Certain features of this contract involve payment of a credit. If you elect any of these features, your contract expenses may be higher with the feature, than without them. The amount of any credits may be more than offset by the charges for your elected features.

You, the contract owner, have a number of investment choices in this contract. These investment choices include various fixed account choices as well as the following funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4. The number of investment choices may be restricted if you elect certain additional features.

AIM Variable Insurance Funds

•	AIM V.I. Financial Services Fund
•	AIM V.I. Global Health Care Fund
•	AIM V.I. Technology Fund

Fidelity® Variable Insurance Products

•	Fidelity® VIP Contrafund® Portfolio

ING Investors Trust

•	ING Clarion Global Real Estate Portfolio

MML Series Investment Fund

•	MML Aggressive Allocation Fund
•	MML American Funds® Core Allocation Fund
•	MML American Funds® Growth Fund
•	MML American Funds® International Fund
•	MML Asset Allocation Fund
•	MML Balanced Allocation Fund
•	MML Blue Chip Growth Fund
•	MML Concentrated Growth Fund
•	MML Conservative Allocation Fund
•	MML Emerging Growth Fund
•	MML Equity Income Fund
•	MML Equity Index Fund
•	MML Foreign Fund
•	MML Global Fund
•	MML Growth Allocation Fund
•	MML Growth & Income Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Large Cap Value Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML Moderate Allocation Fund
•	MML NASDAQ-100® Fund[1]
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Index Fund
•	MML Small/Mid Cap Value Fund
•	MML Small Company Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML China Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Inflation-Protected and Income Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Small Cap Equity Fund
•	MML Strategic Emerging Markets Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA**
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA**
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer MidCap Fund/VA
•	Oppenheimer Money Fund/VA*
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA

PIMCO Variable Insurance Trust

•	PIMCO VIT CommodityRealReturn Strategy Portfolio

*	Unavailable in contracts issued on or after January 19, 2008.
**	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this fund via purchase payments or transfers.
[1]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated December 2009. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 74 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Retirement Income Service Center at (800) 272-2216 or write to our Retirement Income Service Center using the following address: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, W058, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

The information in this prospectus is not complete and may be amended. We may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any state that does not permit the offer or sale.

December 2009

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

2008 Version	4

Accumulation Phase	4

Accumulation Unit	19

Age	11

Annuitant	10

Annuity Date	31

Annuity Options	32

Annuity Payments	31

Annuity Unit Value	32

Contract Anniversary	34

Free Withdrawals	29

Income Phase	30

Interest Rate Factor Adjustment	18

Non-Qualified	67

Pre-2008 Version	4

Purchase Payment	11

Qualified	67

Retirement Income Service Center	4

Separate Account	15

Tax Deferral	5

Window Period	18

Contacting the Company

How to Contact Us.  You may contact us by calling your registered representative or our Retirement Income Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/annuities. Additionally, you may write to our Retirement Income Service Center using the following address: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Annuity Service Center HUB, W058, 1295 State Street, Springfield, MA 01111-0111.

Sending Forms and Written Requests in Good Order.  From time to time you may want to submit a written request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Retirement Income Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form.

Overview

2008 and Pre-2008 Versions of the Transitions Select Contract.  This prospectus describes two versions of the Transitions Select contract: the 2008 Version (contracts applied for on or after 9/8/08, subject to state availability); and the Pre-2008 Version (applied for prior to 9/8/08 or in states where the 2008 Version is unavailable). The primary differences are disclosed in the following sections: “Table of Fees and Expenses,” “Additional Features – GMIB 5 & GMIB 6,” “Appendix F – Funds” and “Appendix G – Funds.” Additionally, the expenses for each fund are disclosed in each fund prospectus. The expenses for funds offered in the 2008 Version are generally higher than for the funds in the Pre-2008 Version. See “Table of Fees and Expenses – Annual Fund Operating Expenses” for the minimum and maximum fund expenses in each version.

The following is intended as a summary. Please read each section of this prospectus for additional detail.

This annuity is a contract between “you,” the owner and “us,” Massachusetts Mutual Life Insurance Company. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. This date must be at least 5 years (13 months for contracts issued in New York) from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase you can apply purchase payments to your contract and we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase. You can participate in both phases simultaneously if you apply a portion of your contract value to an annuity option.

Contract Type.  The contract described in this prospectus is an individual deferred variable annuity. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.

The Prospectus and the Contract.  This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Some of the subject matters in which there may be state-specific contract provisions include:

•	the contingent deferred sales charge schedule and application of an interest rate factor adjustment, if applicable;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the fixed account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

Additional Features.  For an additional charge or credit and subject to certain terms and restrictions the following features are available for you to elect: MassMutual Lifetime Income Protector; Guaranteed Minimum Accumulation Benefit (GMAB); Additional Death Benefit Features; Nine Year Contingent Deferred Sales Charge Feature; 10%/20% Free Withdrawal Feature; Nursing Home Waiver Benefit; Electronic Document Delivery Credit; Case Size Credit; and Equalizer Benefit. See “Additional Features” for details.

Death Benefits.  The contract offers three death benefit features during the accumulation phase: the Basic Death Benefit; the Annual Ratchet Death Benefit (for an additional charge); and the Contract Value Death Benefit. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Death Benefit,” “Additional Features” and “Income Phase.”

Annuity Options.  We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect among a number of features, including but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”

Investment Choices.  The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include over forty funds and various fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts. The number of investment choices may be restricted if you elect certain additional features. See “Investment Choices,” “Additional Features,” “Appendix F – Funds” and “Appendix G – Funds.”

Withdrawals.  Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties, a contingent deferred sales charge, and any applicable interest rate factor adjustment may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge,” “Appendix B – Long Term Guarantee Fixed Account Interest Rate Factor Adjustment,” and “Taxes.”

Transfers.  Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”

Fees.  Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

Taxation.  The Internal Revenue Code of 1986, as amended, has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”

Tax Deferral.  You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.

Right to Cancel Your Contract.  You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

	Current	Maximum
Transfer Fee
During the Accumulation Phase	12 free transfers per calendar year, thereafter, $20 per transfer.[1]	12 free transfers per calendar year, thereafter, $20 per transfer.[1]
Contingent Deferred Sales Charge (as a percentage of amount withdrawn or applied to an annuity option)

	Current	Maximum
Standard	7%[2]	7%[2]
Optional Nine Year (credit provided if elected)	8%[2]	8%[2]

[1]

Currently, any transfers made as part of an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee and, therefore, do not count toward your 12 free transfers every calendar year.

[2]	Contingent Deferred Sales Charge Schedules

Standard
Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6	7	8 and later

Percentage of amount withdrawn or applied to an annuity option	7%	7%	7%	6%	5%	4%	3%	0%
Optional Nine Year (credit provided if elected)
Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6	7	8	9	10 or later

Percentage of amount withdrawn or applied to an annuity option	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$40[3]	$60[3]

Separate Account Annual Expenses (as a percentage of average account value in the separate account)
	Current	Maximum
Mortality and Expense Risk Charge	1.00%	1.70%
Administrative Charge	0.15%	0.25%
Total Separate Account Annual Expenses	1.15%	1.95%

[3]	Currently waived if contract value is $100,000 or greater when we are to assess the charge.

Additional Feature Charges

For MassMutual Lifetime Income Protector the charge is a percentage of the current income base. For MassMutual Guaranteed Income Plus 5 and MassMutual Guaranteed Income Plus 6 the charge is a percentage of the current GMIB value. For the Guaranteed Minimum Withdrawal Benefit the charge is a percentage of the current benefit base. For all other additional features, in the first contract year, the charge is a percentage of your purchase payments. On the last day of your first contract year and on the last day of each contract year thereafter, the annual charge is a percentage of your contract value on that date.

	Current Charge	Maximum Charge

MassMutual Lifetime Income Protector

Available to contracts issued on or after X/X/2010	X.XX%	X.XX%

Annual Ratchet Death Benefit	0.40%	0.90%

Guaranteed Minimum Accumulation Benefit

Available to contracts issued on or after 9/1/06	0.45%	1.00%

Available to contracts issued prior to 9/1/06	0.35%	1.00%

10%/20% Free Withdrawal Feature	0.25%	0.35%

Nursing Home Waiver Benefit	0.05%	0.10%

Equalizer Benefit	0.50%	0.60%

The features below are not available in contracts we currently issue.

Guaranteed Minimum Income Benefit

MassMutual Guaranteed Income Plus 5 (2008 and Pre-2008 Versions “GMIB 5”)	0.65%	1.50%

MassMutual Guaranteed Income Plus 6 (2008 and Pre-2008 Versions “GMIB 6”)	0.80%	1.50%

Basic GMIB	0.60%	1.25%

Guaranteed Minimum Withdrawal Benefit/ MassMutual Lifetime Payment Plus

Single Life	0.60%	1.50%

Joint Life	0.85%	1.50%

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. Below are the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2008. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in each fund prospectus.

2008 Version:  for contracts applied for on or after 9/8/08, subject to state availability

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.55%	2.15%

Pre-2008 Version:  for contracts applied for prior to 9/8/08 or in states where the 2008 Version is unavailable

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.44%	2.15%

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. Currently the income phase is not available until 5 years (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that your contract is the 2008 Version,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the maximum number of additional contract features, including MassMutual Lifetime Income Protector,
•

that the maximum fees and expenses in the “Table of Fees and Expenses” apply (including total separate account annual expenses of 1.95% and an annual charge of X.XX% which is the maximum separate account charge for the maximum number of additional contract features), and

•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses
Sub-account with minimum total operating expenses

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. Currently the income phase is not available until 5 years (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that your contract is the 2008 Version,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the basic death benefit and did not elect any additional contract features,
•	that the current fees and expenses in the “Table of Fees and Expenses” apply (including total separate account annual expenses of 1.15%), and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$985	$1,710	$2,263	$3,695	$344	$1,049	$1,776	$3,695
Sub-account with minimum total operating expenses	$833	$1,254	$1,490	$2,087	$180	$559	$962	$2,087

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.06%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.09%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

In “Appendix A” there is an accumulation unit value history.

The examples should not be considered a representation of past or future expenses.

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and programs and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner of the contract. The owner is named at the time you apply for a contract. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 90 (age 85 for contracts issued in New York and Oklahoma) as of the date we proposed to issue the contract. As the owner of the contract, you exercise all rights under the contract. On and after the annuity date, you continue as the owner. You may change the owner of a non-qualified contract at any time prior to the annuity date by written request. However, in certain states you may not change owners without our approval. We will refuse or accept any requested change on a non-discriminatory basis. Please refer to your contract. Changing the owner may result in tax consequences.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Joint Owner

Non-qualified contracts can be owned by joint owners. We will use the age of the oldest joint owner to determine all applicable benefits under the contract. We will not issue a contract to you if either proposed joint owner has passed age 90 (age 85 for contracts issued in New York and Oklahoma) as of the date we propose to issue the contract. If a joint owner dies, we will treat the surviving joint owner as the primary beneficiary. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated in the prospectus, we require the signatures of both the joint owners for all transactions if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 90 (age 85 for contracts issued in New York and Oklahoma) as of the date we proposed to issue the contract. You may change the annuitant before the annuity date subject to our approval. However, the annuitant may not be changed on a contract owned by a non-natural person unless the contract was issued under a plan pursuant to IRS Code Section 401(a), 403(b), 408(a) or 408(b). We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

A surviving spouse who is the sole primary beneficiary under the contract may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. If an election is not made within 60 calendar days of our receipt of due proof of death we will consider the surviving spouse to have continued the contract in his or her name. Generally, if the contract is continued then: 1) the initial value will equal the death benefit amount; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued and b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature then the feature is not available for continuance. We further limit the surviving spouse’s rights applicable to continuing MassMutual Lifetime Income Protector and MassMutual Lifetime Payment Plus. See “Additional Features – MassMutual Lifetime Income Protector – Payment of the Contract’s Death Benefit and MassMutual Lifetime Income Protector” and “Additional Features – MassMutual Lifetime Payment Plus – Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus.” An election to continue the contract can only be made once while the contract is in effect.

Age

How We Determine Age of Annuitant, Owner and Beneficiary

In this prospectus the term “age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the age is being determined. This means we calculate your age based on your nearest birthday, which could be either your last birthday or your next. For example: A person’s 50th birthday is May 1, 2008; today’s date is December 1, 2008; that person’s insurance age is age 51. Even though the person has not yet turned 51 by the calendar, his insurance age is 51. This will happen every year on the day a person moves to within six months of his or her next birthday.

Purchasing a Contract

Purchase Payments

Minimum Purchase Payment.  The minimum amount we accept for your initial purchase payment is $3,000 for qualified contracts and $5,000 for non-qualified contracts.

If you elect MassMutual Lifetime Income Protector when we issue your contract, the minimum amount we accept for your initial purchase payment is $25,000.

Effective March 25, 2009, if you applied for a non-qualified or qualified contract with an election of the Guaranteed Minimum Income Benefit 5 (GMIB 5) or a Guaranteed Minimum Withdrawal Benefit (GMWB) “MassMutual Lifetime Payment Plus,” the minimum amount we accepted for your initial purchase payment was $25,000. The GMIB 5 and GMWB are not available in contracts we currently issue.

You can make additional purchase payments to your contract. However, additional purchase payments of less than $250 are subject to our approval.

Maximum Purchase Payments.  The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1.5 million up to age 75; or

•	$500,000 if older than age 75 or if the owner is a non-natural person.

These amounts may vary by state.

If there are joint owners, age refers to the oldest joint owner.

Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Purchase Payment Delivery.  You may submit your initial purchase payment, along with your completed application, by giving them to your registered representative. You can make additional purchase payments:

•	by mailing your check, that clearly indicates your name and contract number, to our lockbox:

First Class Mail

MassMutual Transitions Select

Retirement Income Payment Services

MassMutual P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MassMutual Transitions Select

Retirement Income Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Retirement Income Service Center. We have the right to reject any application or purchase payment.

Delay of Application.  Our receipt of your application may be delayed due to circumstances outside of our control (for example, delays due to failure of the selling broker-dealer or sales agent to forward the application to us promptly or due to delays in determining whether the contract is suitable for you). Any such delays will affect when we can issue your contract and when your initial purchase payment will be allocated among your investment choices.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making subsequent purchase payments to your contract. Contact our Retirement Income Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

General Overview.  When you purchase your contract, we will apply your purchase payment among the investment choices according to the allocation instructions you provide. If you make additional purchase payments and do not provide new allocation instructions, we will apply each according to the allocation instructions we have on record.

If you own the contract with a joint owner, we will accept allocation instructions from either you or the joint owner, unless we are instructed otherwise.

We reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed accounts) at any one time in the event administrative burdens require such a limitation.

If you are participating in a transfer program, Asset Allocation Program, Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector, allocation restrictions apply. See “Transfers and Transfer Programs,” “Additional Features – Guaranteed Minimum Accumulation Benefit,” “Additional Features – Guaranteed Minimum Income Benefit,” “Additional Features – Guaranteed Minimum Withdrawal Benefit” and “Additional Features – MassMutual Lifetime Income Protector.”

The Fixed Account and the Long Term Guarantee Fixed Accounts.  You may allocate up to 70% of each purchase payment between The Fixed Account and the Long Term Guarantee Fixed Accounts. If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector, you cannot make allocations to The Fixed Account or to the Long Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account or the Long Term Guarantee Fixed Accounts.

We will only exercise our right to discontinue access to The Fixed Account and the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

Applying Purchase Payments.  Once we receive your purchase payment and the necessary information at our Retirement Income Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will notify you. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or obtain your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Retirement Income Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will notify you. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Retirement Income Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•

if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a non-natural person owns a variable annuity contract.

•

if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•

if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•

if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•

if you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Some variable annuity contracts offer certain features for an additional charge. Before electing an additional feature understand the benefits and costs involved. Also, consider whether you have a need for what the feature offers. For the contract described in this prospectus there is a discussion of these features in “Additional Features.”

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 calendar days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Retirement Income Service Center. If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value. For contracts issued in New York, you will receive your contract value plus any previously deducted charges.

Investment Choices

This section discloses information about our separate account; certain fund types (asset allocation and feeder funds); compensation we receive from funds, advisers and sub-advisers; and fixed investment choices. For a brief description of the funds which are offered through our separate account see “Appendix F – Funds” for the 2008 Version and “Appendix G – Funds” for the Pre-2008 Version. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses to you. You may also contact our Retirement Income Service Center and request current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Choose Investment Choices Appropriate for You.  When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Understand the Risks Associated with Your Investment Choices.  If your contract value is allocated to a fund your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. We will deliver current fund prospectuses to you. You may also contact our Retirement Income Service Center and request current fund prospectuses at any time.

Be Informed.  Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (the separate account) as a separate account under Massachusetts law on July 9, 1997. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to or charge losses against the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

Addition, Removal or Substitution of Funds

We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of possible changes include: adding new funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses and their availability may be limited to certain classes of contract owners. We will not add, remove or substitute any shares attributable to your interest in a sub-account of the separate account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.

Asset Allocation Funds

The following asset allocation funds are also referred to as funds-of-funds. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. You should read the MML Series Investment Fund prospectus for more information about these funds-of-funds.

•	MML Aggressive Allocation Fund

•	MML American Funds Core Allocation Fund

•	MML Balanced Allocation Fund

•	MML Conservative Allocation Fund

•	MML Growth Allocation Fund

•	MML Moderate Allocation Fund

Feeder Funds

The MML American Funds Growth Fund and MML American Funds International Fund are known as “feeder” funds as they do not buy investment securities directly, but instead invest in shares of a corresponding American Funds “master” fund, which in turn purchases investment securities. A fund offered in a master-feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the MML Series Investment Fund prospectus for information about these “feeder” funds.

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in a fund’s expenses because this compensation is not paid directly out of a fund’s assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit massmutual.com/compensation or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive From Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as a 12b-1 fee in each fund prospectus. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General.  The compensation that we receive may be significant and we may profit from this compensation. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We offer certain funds through the contract at least in part because they are managed by us or an affiliate.

The Fixed Accounts

In most states, we offer the following fixed accounts as investment choices:

•	Fixed Accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”);

•	Fixed Accounts with a Long-Term Guarantee (the “Long-Term Guarantee Fixed Accounts”); and

•	The Fixed Account

(collectively, “the fixed accounts”).

The fixed accounts are investment choices within our general account. Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (“1933 Act”) nor is the general account registered under the Investment Company Act of 1940 (“1940 Act”) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed accounts or the general account. Disclosures regarding the fixed accounts or the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The DCA Fixed Accounts

Description.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s) you select. You may not transfer your contract value in a DCA Fixed Account to the fixed accounts. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

DCA Term.  In most states, you have a choice of three DCA Fixed Accounts: (a) DCA Fixed Account with a DCA Term of 6 months; (b) DCA Fixed Account with a DCA Term of 12 months; or (c) DCA Fixed Account with a DCA Term of 18 months. You can only participate in one DCA Fixed Account at a time.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit.

If you elect to make an allocation to a DCA Fixed Account, but your annuity date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your annuity date.

How to Participate in the DCA Fixed Account.  To participate in the DCA Fixed Account you must apply a new purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

DCA Transfers.  We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s) prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

DCA Withdrawals.  If you withdraw all or a portion of your contract value during a DCA Term we will apply our normal withdrawal provisions.

DCA Fees.  We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

DCA Interest Rate.  We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

Additional Restrictions.  If you are participating in a DCA Fixed Account, you cannot also participate in an Asset Allocation Program, the Automatic Rebalancing Program, the Interest Sweep Option, the Separate Account Dollar Cost Averaging Program, a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector.

Long-Term Guarantee Fixed Accounts

Allocating Purchase Payments.  You may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts. If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector, you cannot make allocations to the Long Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to the Long-Term Guarantee Fixed Accounts. We will only exercise our right to discontinue access to the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

We will only accept a purchase payment to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum purchase payment amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000.

Transfers.  We will only accept a transfer to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum transfer amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000. You may only transfer contract value from a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the immediately following guarantee period.

There are additional rules limiting your ability to transfer contract value out of or into the Long-Term Guarantee Fixed Accounts. These are detailed in “Transfers and Transfer Programs.”

Withdrawals and the Interest Rate Factor Adjustment.  If you make a partial withdrawal, we will take the withdrawal amount proportionally from your contract value in your investment choices as of the business day we receive your fully completed request at our Retirement Income Service Center. Except during the window period, we will apply an interest rate factor adjustment to any partial or full withdrawal of contract value from a Long-Term Guarantee Fixed Account. Any withdrawal of contract value may also be subject to a contingent deferred sales charge even if the withdrawal occurs during the window period. We will apply the interest rate factor adjustment prior to assessing a contingent deferred sales charge. The interest rate factor adjustment may increase or decrease your contract value.

Please refer to Appendix B to review the formula used to calculate the interest rate factor adjustment.

Rate of Interest.  Each Long-Term Guarantee Fixed Account guarantees that we will credit your value in that fixed account with a specific rate of interest for a specific guarantee period. The guarantee periods of the Long-Term Guarantee Fixed Accounts are currently 3, 5, 7, and 10 years. The guarantee period for a Long-Term Guarantee Fixed Account begins on the date we apply your purchase payment or transferred contract value to that account, and ends on the last day of the guarantee period. Amounts you allocate or transfer to any Long-Term Guarantee Fixed Account earn interest at the guaranteed rate applicable to that Long-Term Guarantee Fixed Account on the date we credit the amount to that account. The interest rate we credit remains constant during a Long-Term Guarantee Fixed Account guarantee period. You may allocate amounts to multiple Long-Term Guarantee Fixed Accounts. We may change the terms of the Long-Term Guarantee Fixed Accounts at any time. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Renewal Options.  We will notify you in writing regarding your renewal options prior to the last day of a guarantee period. If we receive a written request at our Retirement Income Service Center at least 3 business days prior to the last day of a guarantee period, you may elect a renewal guarantee period from any of the guarantee periods that we are currently offering at that time to new contract owners. Alternatively, you may transfer your contract value in the Long-Term Guarantee Fixed Accounts to another investment choice. If you have not elected otherwise by written request sent to our Retirement Income Service Center, we will automatically invest your contract value in a Long-Term Guarantee Fixed Account as of the last day of the guarantee period in a Long-Term Guarantee Fixed Account with the same guarantee period as the immediately preceding guarantee period. If we are not offering a guarantee period for the same length of time as your guarantee period just ended, we will invest your contract value in a Long-Term Guarantee Fixed Account with the next shorter guarantee period being offered by us to new contract owners at that time.

A renewal guarantee period cannot be less than 12 months and cannot extend beyond your annuity date unless the period from the last day of the guarantee period to your annuity date is less than 12 months. If the period from the last day of the guarantee period to your annuity date is less than 12 months, your renewal guarantee period will be the shortest guarantee period we offer and your annuity date will become the last day of your new guarantee period.

The Fixed Account

You may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts. If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector, you cannot make allocations to The Fixed Account. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account. We will only exercise our right to discontinue access to The Fixed Account if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

Transfers.  There are additional rules limiting your ability to transfer contract value out of or into The Fixed Account. These are detailed in “Transfers and Transfer Programs.”

Withdrawals.  If you make a partial withdrawal, we will take the withdrawal amount proportionally from your contract value in your investment choices as of the business day we receive your fully completed request at our Retirement Income Service Center.

Interest Rate.  You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units.  Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the underlying fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example.  On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Business Days & Non-Business Days

Our business day closes when the New York Stock Exchange business day closes. The New York Stock Exchange business day usually closes at 4:00 p.m. Eastern time. Our non-business days are those days when the New York Stock Exchange is closed.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

Transfers Among Investment Choices.  Generally, you can transfer all or part of your contract value among investment choices. However, there are restrictions that are detailed later in this section.

Transfer Requests.  Subject to state availability, you can make transfers by telephone, by internet, or by other means we authorize. You must clearly indicate the amount and investment choices from and to which you wish to transfer. To make transfers other than by telephone or internet, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Transfer Effective Date.  Your transfer is effective on the business day we receive your fully completed request at our Retirement Income Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Retirement Income Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

Transfer Fee.  During the accumulation phase, you can make 12 transfers every calendar year without charge. If you make additional transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer. Any transfers you make as part of an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year (unless you request a transfer within Custom Allocation Choice or Custom Allocation Choice Select). When assessing any transfer fee, we will treat multiple transfers, that are effective on the same business day, as one transfer.

Transfer Amounts.  Currently, we do not restrict the amount you can transfer to a fund. However, we reserve the right to require a minimum transfer amount equal to $1,000 or the entire amount in a fund, if less. We waive this requirement if a transfer is made due to participation in an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program. Currently, we do not require that a minimum amount remain in a fund after you make a transfer. However, we reserve the right to require that a minimum amount of $1,000 remain in a fund after a transfer, unless you transfer the entire fund value.

Limits on Transfers

1.	We currently limit any transfer from the funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 70% of your total contract value. We reserve the right, upon providing you with 30 days notice, to change this percentage or to disallow transfers to The Fixed Account and the Long-Term Guarantee Fixed Accounts.

2.	If your contract value in The Fixed Account is $500 or less at the time of your transfer then you may transfer the entire amount out of The Fixed Account.

If your contract value in The Fixed Account is more than $500 then we limit the amount you can transfer out of The Fixed Account. Each contract year, we will allow you to transfer up to 30% of your contract value in The Fixed Account as of your first transfer in that contract year. The 30% can be transferred at one time, or through several transfers during the contract year. If you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, in the fourth consecutive contract year you may transfer up to the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. We calculate transfers out of The Fixed Account on a first-in, first-out basis. In other words, we transfer amounts attributed to the oldest purchase payments first; then we transfer amounts attributed to the next oldest purchase payment; and so on.

3.	You may not transfer contract value from The Fixed Account to the Long-Term Guarantee Fixed Accounts or a money market fund. For a period of 90 days after you transfer contract value out of The Fixed Account, you may not transfer any contract value into The Fixed Account, the Long-Term Guarantee Fixed Accounts or a money market fund.

4.	If you are participating in a transfer program, an Asset Allocation Program, a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector, additional transfer restrictions may apply. See “Transfers and Transfer Programs,” “Additional Features – Guaranteed Minimum Accumulation Benefit,” “Additional Features – Guaranteed Minimum Income Benefit,” “Additional Features – Guaranteed Minimum Withdrawal Benefit” and “Additional Features – MassMutual Lifetime Income Protector.”

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase, if you are receiving variable payments, you may make 6 transfers between the funds each calendar year. We will not assess a transfer fee on those transfers. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once each contract year. We currently do not restrict the amount that you can transfer. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund or The Fixed Account, if less. After a transfer, the minimum amount which must remain in a fund or The Fixed Account, is $1,000 unless you have transferred the entire value.

Asset Allocation Programs

We offer the following Asset Allocation Programs:

1)	Custom Allocation Choice Select;

(Only available with election of MassMutual Lifetime Income Protector.)

2)	Asset Allocation Funds; or

3)	Custom Allocation Choice

(Unavailable for contracts issued on or after January X, 2010.)

4)	Directed Allocation Models.

(After January 18, 2008, the Directed Allocation Models are only available to you if you are participating in them on January 18, 2008. If you are participating in the Directed Allocation Models on January 18, 2008, but subsequently elect a different asset allocation program, you cannot return to the Directed Allocation Models.)

You must participate in Custom Allocation Choice Select or the Asset Allocation Funds if you elect MassMutual Lifetime Income Protector. You may make transfers as permitted within your elected asset allocation program and you may transfer from one asset allocation program to another. We do not allow you to participate in more than one asset allocation program at a time.

If you are participating in a Guaranteed Minimum Accumulation Benefit (GMAB), Guaranteed Minimum Income Benefit (GMIB), or Guaranteed Minimum Withdrawal Benefit (GMWB), you must participate in an asset allocation program. You may make transfers as permitted within your elected asset allocation program and you may transfer from one asset allocation program to another (subject to availability). However, to make any other transfer, you must first cancel your election of the GMAB, GMIB or GMWB and then you can make the transfer request subject to the terms and conditions described in “Transfers and Transfer Programs.”

Custom Allocation Choice Select.  Custom Allocation Choice Select is only available with participation in MassMutual Lifetime Income Protector. If you elect Custom Allocation Choice Select you must allocate your contract value within the Custom Allocation Choice Select parameters. The parameters are the minimum and maximum that may be allocated to each style of investment choice offered through the contract. Periodically, we will rebalance your contract value so that it continues to follow the parameters. You can elect that the rebalancing occur quarterly, annually or semiannually during each calendar year. If you do not make an election, rebalancing will occur quarterly. For a more detailed description of the Custom Allocation Choice Select parameters, contact our Retirement Income Service Center or your registered representative. Participation in Custom Allocation Choice Select does not assure a profit and does not protect you against loss in a declining market.

Asset Allocation Funds.  If you elect MassMutual Lifetime Income Protector, GMAB, GMIB or GMWB, you can fulfill our requirement that you participate in an asset allocation program, by allocating all of your contract value to one of our asset allocation funds. While participating in this program you can make transfers by moving your full contract value from one asset allocation fund to another.

The funds are as follows:

•	MML Aggressive Allocation Fund

The MML Aggressive Allocation Fund is not available as an investment choice if you are participating in MassMutual Lifetime Income Protector, MassMutual Guaranteed Income Plus 6 or MassMutual Lifetime Payment Plus. Additionally, this fund is unavailable if your contract was issued on or after April 15, 2009 and you are participating in MassMutual Guaranteed Income Plus 5 or the Guaranteed Minimum Accumulation Benefit.

•	MML American Funds Core Allocation Fund

•	MML Balanced Allocation Fund

•	MML Conservative Allocation Fund

•	MML Growth Allocation Fund

The MML Growth Allocation Fund is not available as an investment choice if you are participating in MassMutual Lifetime Income Protector.

•	MML Moderate Allocation Fund

These funds are also available if you do not have an election of MassMutual Lifetime Income Protector, a GMAB, GMIB or GMWB. In such case you may allocate a portion or all of your contract value to these funds.

Custom Allocation Choice.  Custom Allocation Choice is unavailable for contracts issued on or after January X, 2010. If you elect Custom Allocation Choice, you must allocate your contract value within the Custom Allocation

Choice parameters. The parameters are the minimum and maximum that may be allocated to each style of investment choice offered through the contract. Periodically, we will rebalance your contract value so that it continues to follow the parameters. You can elect that the rebalancing occur quarterly, annually or semi-annually during each calendar year. If you do not make an election, rebalancing will occur quarterly. Contract value in the fixed accounts will not be rebalanced. For a more detailed description of the Custom Allocation Choice parameters, contact our Retirement Income Service Center or your registered representative. Participation in Custom Allocation Choice does not assure a profit and does not protect you against loss in a declining market. We will terminate your participation in Custom Allocation Choice:

•	if you apply your full contract value to an annuity option;

•	if you withdraw the total contract value;

•	upon payment of the death benefit; or

•	if you request that we end the program (in writing or by telephone).

Directed Allocation Models.  After January 18, 2008, the Directed Allocation Models are only available to you if you are participating in them on January 18, 2008. If you are participating in the Directed Allocation Models on January 18, 2008, but subsequently cancel participation in the Directed Allocation Models, you cannot re-elect participation.

If you elect a directed allocation model (model), the model you elect will determine which investment choices your contract value is invested in and how much of your contract value is allocated to each investment choice. The directed allocation models are static models which means the underlying investment allocations within each model will not change over time.

Participation in a model does not assure a profit and does not protect you against loss in a declining market. We will rebalance your contract value each calendar year quarter so it continues to follow your elected model strategy. Contract value in the fixed accounts will not be rebalanced. For a detailed description of the available models, contact our Retirement Income Service Center or your registered representative.

While participating in a model you may transfer your contract value by changing models. If you do submit a transfer request other than a request to change your model, we will terminate your participation in the directed allocation models and notify you of the termination.

An exception to this is if you transfer contract value from The Fixed Account or the Long-Term Guarantee Fixed Accounts into a fund or funds. In this case we will not cancel your participation in the directed allocation models.

Additionally, we will terminate your participation in the directed allocation models:

•	if you apply your full contract value to an annuity option;

•	if you withdraw the total contract value;

•	upon payment of the death benefit; or

•	if you request that we end the program (in writing or by telephone).

If you terminate participation, the program is no longer available for you to re-elect after January 18, 2008.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Retirement Income Service Center.

Overview.  We currently offer the following transfer programs:

1.	Separate Account Dollar Cost Averaging Program;

2.	Automatic Rebalancing Program; and

3.	Interest Sweep Option.

•	These programs are only available during the accumulation phase of your contract;

•	You may only participate in one of these programs at any one time;

•

You may not participate in these programs if you have a current election of the DCA Fixed Account, an Asset Allocation Program, Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector;

•	Transfers made through a transfer program are not subject to transfer fees and do not count towards any free transfers you may be permitted each year;

•	We do not charge you for participation in these programs.

Separate Account Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Retirement Income Service Center at least 5 business days prior to the next transfer date.

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to The Fixed Account cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

Interest Sweep Option.  Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

Income taxes, tax penalties, a contingent deferred sales charge and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may make either partial or total withdrawals of your contract value.

We take any partial withdrawal proportionally from your contract value in your selected investment choices. We reserve the right to limit you to one partial withdrawal per contract year.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit and to any value of a Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Income Benefit. We may also reflect it as a reduction to any value of a Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector. We describe the impact of withdrawals under each feature’s description. Where we reflect a reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

When making a partial withdrawal, you must withdraw at least $100. We reserve the right to increase this amount to $250. After you make a partial withdrawal, we require that for nonqualified contracts you keep at least $3,000 in your contract. For qualified contracts the amount is also $3,000, unless your partial withdrawal is a minimum required distribution. We reserve the right to change these amounts. If you are participating in a Guaranteed Minimum Withdrawal Benefit, GMIB 5 or GMIB 6, we do not require a minimum contract value following a partial withdrawal.

After you withdraw your full contract value, the contract does not provide a death benefit, a Guaranteed Minimum Accumulation Benefit or the Basic GMIB. However, the Guaranteed Minimum Withdrawal Benefit, GMIB 5 and GMIB 6 features may still provide a benefit if you make a full withdrawal. See “Additional Features – Guaranteed Minimum Withdrawal Benefit,” and “Additional Features – GMIB 5 and GMIB 6.”

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable interest rate factor adjustment;

•	less any applicable premium tax;

•	less any contract maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit to our Retirement Income Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  You may request certain partial and full withdrawals by telephone. Contact our Retirement Income Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at our Retirement Income Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Retirement Income Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests during the business day, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a contingent deferred sales charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program (SWP).  For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Retirement Income Service Center. If you are participating in MassMutual Lifetime Income Protector different rules may apply regarding the SWP. See “Additional Features – MassMutual Lifetime Income Protector.”

The SWP allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices. You may not participate in the SWP if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

Your SWP will end:

•	if you withdraw your total contract value;

•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Expenses

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. There are two types of insurance charges: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.00% of the daily value of the assets invested in each fund, after fund expenses are deducted. We may increase this charge, but it will never exceed 1.70%. This charge is for:

•

the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract value in the funds as an annual contract maintenance charge. The actual amount we deduct may vary by state. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, this charge is waived if your contract value is $100,000 or greater when we are to assess the charge. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from your contract value invested in the funds.

If you make a total withdrawal from your contract we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary we will deduct a pro rata portion of the charge.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on both the amount you withdraw that exceeds the free withdrawal amount and on the amount you apply to certain annuity options. We use this charge to cover certain expenses relating to the sale of the contract. The charge is a percentage of the amount you withdraw or apply to an annuity option.

If we assess a contingent deferred sales charge, we will deduct it proportionally from the remaining contract value in your selected investment options. If there is not enough contract value remaining, we will deduct the charge from the amount you withdraw. At your request, we can deduct the charge from the amount you withdraw.

The amount of the charge depends on how much you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply a portion or all of your contract value to an annuity option. The contract has a seven year contingent deferred sales charge schedule. In most states, when we issue your contract, you may elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. We will provide a credit to your contract value if you elect that schedule. Refer to “Additional Features” for more information.

7-Year Contingent Deferred Sales Charge Schedule

Contract Year of Withdrawal or Annuity Date	Charge
1st Year	7%
2nd Year	7%
3rd Year	7%
4th Year	6%
5th Year	5%
6th Year	4%
7th Year	3%
8th Year and thereafter	0%

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon payment of the death benefit.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•	When you apply all or a portion of your contract value to an annuity option (except as described under Annuity Option E).

•

If you are participating in MassMutual Lifetime Income Protector or a Guaranteed Minimum Withdrawal Benefit and your withdrawals meet the requirements for a waiver of the contingent deferred sales charge (see “Additional Features – Guaranteed Minimum Withdrawal Benefit” and “Additional Features – MassMutual Lifetime Income Protector”).

•	If contract value has been applied to an annuity option providing guaranteed payments and upon the annuitant’s death there are remaining guaranteed payments withdrawn by the beneficiary.

•

If you redeem “excess contributions” from a plan qualifying for special income tax treatment These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•

When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Retirement Income Service Center.

•	If you are eligible for waiver of the contingent deferred sales charge due to your election of the Nursing Home Waiver Benefit described in “Additional Features”.

•	If you are 59 1/2 or older, and you apply your entire contract value:

–	to purchase a single premium immediate life annuity issued by us or one of our affiliates; or

–	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

Free Withdrawals

The contract has a standard 10% free withdrawal provision. In most states, when we issue your contract you may elect a 10%/20% free withdrawal provision instead of the 10% free withdrawal provision for an additional charge. Refer to “Additional Features” for more information.

10% Free Withdrawal Provision.  In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year. You may take the 10% in multiple withdrawals each contract year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20. Any transfers you make as a part of an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year (unless you request a transfer within Custom Allocation Choice or Custom Allocation Choice Select). When assessing any transfer fee, we will treat multiple transfers, that are effective on the same business day, as one transfer.

If you request to transfer contract value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, if you are receiving variable payments, we allow 6 transfers each calendar year and they are not subject to a transfer fee.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The separate account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees; other expenses; and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees. 12b-1 fees are distribution fees that are paid out of a fund’s assets. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the contract. See each fund’s prospectus for more information regarding these expenses.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply all or part of your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100 ($20 for contracts issued in New York), we reserve the right to change the payment basis to equivalent less frequent payments.

Applying Part of Your Contract Value to an Annuity Option.  If you elect to apply part of your contract value to an annuity option, we will treat the amount applied as a withdrawal. You must specify the portion of your contract value to be applied to an annuity option, and if it is not the full contract value, the amount must be at least $10,000.

We currently do not restrict the number of times in a contract year that you can elect to apply part of your contract value to an annuity option. However, we reserve the right to limit the number of times that you can elect to apply part of your contract value to an annuity option to once a contract year.

Prior to applying a portion of your contract value to an annuity option, you should consult a tax adviser and discuss the tax implications associated with such a transaction. For tax reporting purposes we will report the payments you receive through this transaction as annuity payments, however, there is uncertainty as to how the Internal Revenue Service would treat this transaction and the resulting annuity payments. Adverse tax consequences could apply.

Electronic Funds Transfer and Annuity Payments.  You may receive annuity payments by electronic funds transfer (EFT). However, we only allow an EFT of your annuity payments to one account. When you set up an EFT, the account number you provide to us must be used for all annuity payments you receive from this contract and from any other contract we or our affiliates may issue to you. You may change the account number at any time.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. This date must be at least 5 years (13 months for contracts issued in New York) after you purchase your contract. You may choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice.

Annuity payments must begin by the earlier of:

(1)	The 100th birthday of the annuitant;

(2)	Your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner; or

(3)	The latest date permitted under state law.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans, that date is no later than April 1 of the year following the later of: the year you reach age 70 1/2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Investment Choices and Annuity Payments.  At the annuity date, you have the same fund choices that you had in the accumulation phase and you can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the fixed accounts will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

For a discussion of how fixed payments are calculated if you apply your GMIB value to an annuity option see “Additional Features – Guaranteed Minimum Income Benefit.”

Variable Annuity Payments.  If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

For a discussion of whether variable payments are available if you apply your GMIB value to an annuity option and how such variable payments would be calculated see “Additional Features – Guaranteed Minimum Income Benefit.”

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The insurance charge applied as part of the calculation of the annuity unit value will be the insurance charge assessed at the time you apply all or part of your contract value to an annuity option. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options
Annuity Option A – Life Income. (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain. (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Lifetime Contingent Options
Annuity Option C – Joint and Last Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity. (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option:  If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge:  In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another annuity option.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

Death Benefit

Death of Contract Owner During the Accumulation Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing. Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the sole primary beneficiary is your spouse, he or she may elect to become the owner of the contract at the death benefit amount payable.

Death Benefit Amount During the Accumulation Phase

The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the contract is owned by a non-natural entity, the annuitant’s death. The contract offers three Death Benefit features:

•	Basic Death Benefit

•	Annual Ratchet Death Benefit

•	Contract Value Death Benefit

Some death benefit features are not available if you are a certain age. These details are included in our description of each death benefit feature.

For detail regarding the Annual Ratchet Death Benefit and the Contract Value Death Benefit see “Additional Features – Additional Death Benefit Features.”

You may only have one elected death benefit feature at any time. You may add or terminate a death benefit feature effective on any contract anniversary as long as we receive written notice of your intention to do so at our Retirement Income Service Center at least 30 calendar days prior to your contract anniversary date. Your first contract anniversary is one calendar year from the date we issued your contract. We do not assess an additional charge for the Basic Death Benefit. The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with the required minimum distribution rules.

Basic Death Benefit – (Version 9/1/07)

For contracts applied for on or after 9/1/07 (subject to state availability). You may only elect this feature if you are under age 76 at the time you make the election.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

The death benefit is the greater of your contract value, or your purchase payments, reduced by an adjustment for withdrawals and any applicable charges.

We calculate the adjustment for withdrawals as follows:

•	The withdrawal amount;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently adjusted purchase payments.

If you are participating in MassMutual Lifetime Income Protector any portion of a withdrawal that is an excess withdrawal will result in an adjustment for withdrawals as just described. Any portion of a withdrawal that is not an excess withdrawal will reduce the death benefit on a dollar for dollar basis. See “Additional Features – MassMutual Lifetime Income Protector.”

If you are participating in a Guaranteed Minimum Withdrawal Benefit, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals as just described. However, any portion of a withdrawal that is not in excess of the Guaranteed Lifetime Withdrawal Amount or Guaranteed Withdrawal Amount, if applicable, or which is part of a required minimum distribution we calculate under an automatic distribution program, will reduce the death benefit on a dollar for dollar basis. See “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

These values are those we determine as of the business day we receive proof of death and election of the payment method at our Retirement Income Service Center, adjusted for any applicable charges.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Basic Death Benefit for contracts applied for prior to 9/1/07

(also available to all contracts issued in states where Version 9/1/07 is unavailable).

You may only elect this feature if you are under age 80 at the time you make the election. Prior to you reaching age 80, the death benefit is the greater of your contract value, or your purchase payments, reduced by an adjustment for withdrawals and any applicable charges. We calculate the adjustment for withdrawals as follows:

•	The withdrawal amount;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently adjusted purchase payments.

If you have elected a Guaranteed Minimum Withdrawal Benefit, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals as just described. However, any portion of a withdrawal that is not in excess of the Guaranteed Lifetime Withdrawal Amount or Guaranteed Withdrawal Amount, if applicable, or which is part of a required minimum distribution we calculate under an automatic distribution program, will reduce the death benefit on a dollar for dollar basis. See “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

These values are those we determine as of the business day we receive proof of death and election of the payment method at our Retirement Income Service Center, adjusted for any applicable charges.

At age 80 and beyond, the value of the basic death benefit is your contract value as of the business day we receive proof of death and election of the payment method at our Retirement Income Service Center.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

Additional Option for a Spouse Who is the Sole Primary Beneficiary.  In addition to options 1, 2 and 3, a surviving spouse who is the sole primary beneficiary under the contract may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. If an election is not made within 60 calendar days of our receipt of due proof of death we will consider the surviving spouse to have continued the contract in his or her name. Generally, if the contract is continued then: 1) the initial value will equal the death benefit amount; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued; b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature then the feature is not available for continuance. We further limit the surviving spouse’s rights applicable to continuing MassMutual Lifetime Income Protector and MassMutual Lifetime Payment Plus. See “Additional Features – MassMutual Lifetime Income Protector – Payment of the Contract’s Death Benefit and MassMutual Lifetime Income Protector” and “Additional Features – MassMutual Lifetime Payment Plus – Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus.” An election to continue the contract can only be made once while the contract is in effect.

Lump Sum Payments.  If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Retirement Income Service Center, unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60 day period beginning with the date of receipt by us of proof of death.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary (ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

•

Only certain annuity contracts issued by us or our subsidiary companies can be used to establish a Beneficiary IRA. Additionally, the Beneficiary IRA must satisfy a certain minimum size. Please consult your registered representative for further information.

•

For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge. Should the beneficiary decide to establish a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates, any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates, must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	Joint ownership of a Beneficiary IRA is not allowed.

•	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

•

Required Minimum Distributions (RMDs) must begin by December 31st of the year following the year of the date of the contract owner’s death and will only be allowed on a quarterly or annual basis. The RMD amount will be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required. Any other distributions taken during the current year will be subject to applicable contingent deferred sales charges as defined in the contract.

•

The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	All distributions from this contract will be paid to the Owner/Annuitant.

•

Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.

•

If a Beneficiary IRA is established with a new annuity contract or as a payout option under the current contract, the following optional features, generally available under certain contracts, are unavailable: MassMutual Lifetime Income Protector, the Guaranteed Minimum Accumulation Benefit, the Basic Guaranteed Minimum Income Benefit (Basic GMIB) and the Guaranteed Minimum Withdrawal Benefit. However, the Guaranteed Minimum Income Benefits called MassMutual Guaranteed Income Plus 5SM (GMIB 5) and MassMutual Guaranteed Income Plus 6SM (GMIB 6) are available if they are generally available under the contract being utilized for the Beneficiary IRA. Before choosing GMIB 5 or GMIB 6, make sure you are aware of how withdrawals in the contract may affect the feature benefits by reading a current prospectus. For example, RMDs that exceed the current contract year interest earned on your GMIB Value will reduce the GMIB Value on a pro-rata basis. If a beneficiary establishes a Beneficiary IRA with a GMIB 5 or GMIB 6 the IRS may take the position that the inclusion of these benefits will not allow the contract to meet the RMD rules in certain instances without a complete surrender of the contract. Even if the RMD rules could be met, the value of either GMIB 5 or GMIB 6 may be adversely impacted or eliminated if the beneficiary is required to commence RMDs prior to the time the GMIB 5 or GMIB 6 benefit could be exercised.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax advisor for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to our approval. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person and the annuitant dies, you may not name a new annuitant. In this case we will treat the death of the annuitant as the death of the owner and pay the death benefit as described in the “Death of Contract Owner During the Accumulation Phase” and “Death of Contract Owner During the Income Phase” sections.

You cannot name a new annuitant once the income phase begins. Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Additional Features

Overview

For an additional charge or credit, the features listed in the tables below and described throughout this section, are available for you to elect. You must elect these features when you apply for a contract unless otherwise stated. If we allow you to elect an additional feature after you apply for a contract, the effective date of your election will be on your contract anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the contract. Certain features may no longer be available or may not be available in all states.

Additional Features with an Additional Charge

Details regarding each feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
MassMutual Lifetime Income Protector	Yes Except as described under “Additional Features - MassMutual Lifetime Income Protector - Eligibility to Elect After Contract Issue”	No
10%/20% Free Withdrawal Feature	Yes	No
Nursing Home Waiver Benefit	Yes	Yes
Annual Ratchet Death Benefit	No, you may elect at contract issue or on any contract anniversary.	Yes
Equalizer Benefit	Yes	Yes
Guaranteed Minimum Accumulation Benefit	Yes	Yes
Guaranteed Minimum Income Benefit	Yes Not available in contracts we currently issue.	Yes
Guaranteed Minimum Withdrawal Benefit	Yes Not available in contracts we currently issue.	Yes

Additional Feature Providing a Credit

Details regarding this feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
Nine Year Contingent Deferred Sales Charge Feature[1]	Yes	No

Additional Features Providing a Credit with No Additional Charge

Details regarding each feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
Contract Value Death Benefit (credit ends at age 80 except, subject to state availability, in contracts applied for on or after 9/1/07)	No, you may elect at contract issue or on any contract anniversary.	Yes
Electronic Document Delivery Credit	No, you may elect at any time.	Yes
Case Size Credit	You do not elect this feature. You are automatically eligible based on your contract value.	You do not elect or cancel this feature. You are automatically eligible based on your contract value.

[1]

This feature does not result in an additional annual charge. However, it will result in a higher contingent deferred sales charge percentage in certain years and a longer contingent deferred sales charge period than the standard contingent deferred sales charge available under the contract.

Charges for Additional Features

This section pertains to all additional features except MassMutual Lifetime Income Protector, MassMutual Guaranteed Income Plus 5, MassMutual Guaranteed Income Plus 6, and the Guaranteed Minimum Withdrawal Benefit. For an explanation of charges for those features see “Additional Features – Guaranteed Minimum Income Benefit”, “Additional Features – Guaranteed Minimum Withdrawal Benefit” and “Additional Features – MassMutual Lifetime Income Protector.”

If you elect one or more features that we offer with an additional charge, we will deduct an additional charge from your contract value. Charges for additional features are in addition to the standard contract expenses.

Charges In the First Contract Year.  If you elect a feature that we offer for an additional charge, we list that charge as a percentage. In the first contract year, we will deduct that percentage from your purchase payments received by us during the first contract year as each purchase payment is received. For example, when you purchase the contract, if you elect two additional features and we charge 0.40% for one and 0.25% for the other, we will deduct from your contract value 0.65% of your initial purchase payment. We will also make a deduction from each subsequent purchase payment during the first contract year. The percent deducted will be adjusted to reflect the number of days remaining in the contract year. This charge will be in addition to charges for any other additional features elected and in addition to the standard contract expenses.

Charges On and After Your First Contract Anniversary.  At the end of your first contract year and at the end of every contract year thereafter, we will calculate the charge for each additional contract feature based on your contract value at that time and we will deduct the charge on each contract anniversary. For example, if you elect two additional features and we charge 0.40% for one and 0.25% for the other, on each contract anniversary we will deduct from your contract value 0.65% of your contract value as of the day just prior to that anniversary. This charge will be in addition to charges for any other additional features elected and in addition to the standard contract expenses.

We will deduct the entire charge proportionally as follows:

1.	First, from the funds you are invested in as of the time we deduct the charge(s);

2.	If you do not have sufficient value invested in the funds to deduct the entire charge(s) from the funds, then we will deduct the entire charge(s) from the funds plus the fixed accounts you are invested in as of the time we deduct the charge(s) (excluding the Long-Term Guarantee Fixed Accounts); or

3.	If you do not have sufficient value invested in the funds and the fixed accounts (excluding the Long-Term Guarantee Fixed Accounts) to deduct the entire charge(s) from those investment choices, then we will deduct the entire charge(s) from the funds plus all of the fixed accounts you are invested in as of the time we deduct the charge(s).

We calculate a charge assessed out of The Fixed Account and Long-Term Guarantee Fixed Accounts on a first-in, first out basis. In other words, we assess the charge attributed to the oldest purchase payments first; then we assess the charge attributed to the next oldest purchase payment; and so on.

When Do Charges End?  To answer this question, read the detail in this section for each specific feature. Certain features you can cancel effective on any contract anniversary and we will no longer deduct a charge after that time. Other features expire after a certain number of contract years, at which time we will no longer deduct a charge. If you surrender your contract, we will not reimburse you for any prepaid charge for an additional feature.

Credits for Additional Features

Certain features of this contract involve the payment of a credit. If you elect any of these features, your contract expenses may be higher with the feature than without them. The amount of any credits may be more than offset by the charges for your elected features.

Except for the Electronic Document Delivery Credit described in “Additional Features – Electronic Document Delivery Credit,” we calculate all credits based on your contract value as of the end of the contract year. For example, if you elect an additional feature and we credit you 0.05%, on each contract anniversary following your election, we will credit your contract value with 0.05% of your contract value as of the day just prior to that anniversary. We will apply credits proportionally to the funds that you are invested in as of the date we calculate the credit.

No credits will be provided should you surrender your contract prior to your contract anniversary.

These credit amounts may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

Nine Year Contingent Deferred Sales Charge Feature

Credit: 0.10%

For additional detail see “Additional Features – Credits for Additional Features.”

The contract has a standard seven year contingent deferred sales charge schedule. You can elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. If you so elect, we will credit your contract in an amount equal to 0.10% of your contract value as of the end of each contract year. We will apply this credit while the contingent deferred sales charge schedule is in effect. You may only elect this additional feature at the time you apply for a contract. Once elected you cannot cancel this feature.

Election of the nine year contingent deferred sales charge feature will result in a higher contingent deferred sales charge percentage in certain years and a longer contingent deferred sales charge period than the standard contingent deferred sales charge available under the contract.

The nine year contingent deferred sales charge schedule is as follows:

Contract year when withdrawal is made or when contract value is applied to an annuity option	Percentage of amount withdrawn or applied to an annuity option
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 or more	0%

See the “Table of Fees and Expenses” for a comparison of the standard and optional nine year contingent deferred sales charge schedules.

10%/20% Free Withdrawal Feature

Current Charge: 0.25%

Maximum Charge: 0.35%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

The contract has a standard 10% free withdrawal provision. For an additional charge of 0.25%, you can elect the following free withdrawal provision instead of the standard 10% free withdrawal provision:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 20% of your contract value as of the end of the previous contract year, plus 20% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take your free withdrawal amount in multiple withdrawals each contract year. You may only elect this additional feature at the time you apply for a contract. We will assess the charge for this feature while your contingent deferred sales charge schedule is in effect. Once elected you cannot cancel this feature.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

Current Charge: 0.05%

Maximum Charge: 0.10%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

For an additional charge, you may elect the nursing home waiver benefit. If you elect the nursing home waiver benefit, we currently deduct an additional charge of 0.05%. We reserve the right to increase this charge, but it may never exceed 0.10%. We will assess this charge while the contingent deferred sales charge schedule is in effect.

You may only elect this additional feature at the time you apply for a contract. You may cancel this feature at any time. The cancellation will be effective on the contract anniversary following your request.

If you elect this feature, you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation at our Retirement Income Service Center that you have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

1.	You are past your first contract year.

2.	If you resided in a licensed nursing care facility within 2 years prior to contract issue, the benefit is not available to you; however, for contracts issued in New York, if the waiver is unavailable to you for this reason, you will automatically become eligible 2 years following the date of discharge from a licensed nursing care facility.

3.	Your stay in a licensed nursing care facility is prescribed by a physician and is medically necessary.

4.	You provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.

5.	You make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

You may not participate in the Systematic Withdrawal Program if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

We define a licensed nursing care facility to be an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

Additional Death Benefit Features

Overview.  The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the contract is owned by a non-natural entity, the annuitant’s death. The contract offers three death benefit features:

•	Basic Death Benefit (described in “Death Benefit”);

•	Annual Ratchet Death Benefit (described below);

•	Contract Value Death Benefit (described below).

Certain additional death benefit features may not be available in all states. You cannot elect the Annual Ratchet Death Benefit if you are participating in MassMutual Lifetime Income Protector. Some death benefit features are not available if you are a certain age. These details are included in our description of each death benefit feature.

You may only have one elected death benefit feature at a time. We do not assess an additional charge for the basic death benefit. However, we will provide your contract with a credit or assess an additional charge to your contract if you elect one of the additional death benefit features. You may change your death benefit feature at any time and the change will be effective on your following contract anniversary.

If your death benefit amount is greater than your contract value at the time you change death benefit features, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your contract.

Annual Ratchet Death Benefit

Current Charge: 0.40%

Maximum Charge: 0.90%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

For an additional charge, at time of contract issue or effective on any contract anniversary, you may elect the Annual Ratchet Death Benefit. If you are participating in MassMutual Lifetime Income Protector you cannot elect this death benefit.

The amount of the Annual Ratchet Death Benefit will be the greatest of:

1)	your contract value; or

2)	the amount of purchase payments you have made to the contract reduced by an adjustment for withdrawals; or

3)	the highest anniversary value reduced by an adjustment for withdrawals and increased by any purchase payments.

Upon death the death benefit paid will be the amount calculated and adjusted for any applicable charges on the business day we receive proof of death and an election of payment method at our Retirement Income Service Center.

The Highest Anniversary Value.  If you elect the Annual Ratchet Death Benefit when we issue your contract your initial highest anniversary value is equal to your initial purchase payment. If you make your election after we issue your contract your initial highest anniversary value equals the lesser of your contract value or your purchase payments less withdrawals as of the date the election is effective.

On each contract anniversary prior to age 80 the highest anniversary value will be recalculated and set to equal the greater of:

a)	the most recently calculated highest anniversary value; or

b)	your contract value on the date of the recalculation.

Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

On dates other than the contract anniversary, we will recalculate the highest anniversary value each time you make a purchase payment or a withdrawal. We will increase it by any purchase payments and reduce it by an adjustment for any withdrawals.

At age 80 and above, the highest anniversary value will no longer change and will remain as last calculated except we will increase it if you make subsequent purchase payments and we will adjust it for any subsequent withdrawals. Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Adjustment for Withdrawals.  When we adjust purchase payments for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently adjusted purchase payments prior to the withdrawal.

When we adjust the highest anniversary value for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently calculated highest anniversary value.

When we adjust purchase payments for subsequent withdrawals, if you have elected a Guaranteed Minimum Withdrawal Benefit, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals as just described. However, any portion of a withdrawal that is not in excess of the Guaranteed Lifetime Withdrawal Amount or Guaranteed Withdrawal Amount, if applicable, or which is part of a required minimum distribution we calculate under an automatic distribution program, will reduce the purchase payments on a dollar for dollar basis. See “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Cost of Annual Ratchet Death Benefit.  If you elect the Annual Ratchet Death Benefit we will deduct an additional charge of 0.40% while the death benefit feature is in effect. We can increase this charge, but the percentage will not exceed 0.90%.

Contract Value Death Benefit

Current Credit: 0.05%

Minimum Credit: 0.02%

For additional detail see “Additional Features – Credits for Additional Features.”

If you elect the Contract Value Death Benefit, we currently calculate a credit in the amount of 0.05% of your contract value as of the end of each contract year while this death benefit feature is in effect. You may elect this feature at the time of contract issue or effective on a contract anniversary. We apply the credit on your immediately following contract anniversary. We reserve the right to reduce this credit to 0.02% in the future. The Contract Value Death Benefit is equal to your contract value as of the business day we receive proof of death and election of the payment method at our Retirement Income Service Center.

If you, the oldest joint owner, or the annuitant (if the contract is owned by a non-natural person) are age 80 or beyond, we do not provide an annual credit to your contract value. However, if your contract was applied for on or after 9/1/07, subject to state availability, we will provide an annual credit to your contract value regardless of your age.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Electronic Document Delivery Credit

Current Credit: $24 per year

We will provide an annual $24 credit to your contract on your contract anniversary if you are participating in our e-DocumentsSM Program as of your contract anniversary. Participation in our e-DocumentsSM Program will provide you with documents related to your contract in an electronic format rather than paper format. Examples of these documents include the prospectus, prospectus supplements, and annual and semiannual reports of the underlying funds.

For instructions on how to participate, call our Retirement Income Service Center or see the instructions on the inside cover wrapping this prospectus.

We will pay the electronic document delivery credit from the expense savings that result from the delivery of documents related to the contract in electronic format rather than paper format.

The electronic document delivery credit may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

We reserve the right to continue, modify or terminate this credit feature at any time.

Case Size Credit

Current Credit: 0.05% to 0.10% (depending on case size)

For additional detail see “Additional Features – Credits for Additional Features.”

We will provide a credit to your contract if it exceeds a certain average contract value as of the end of each contract year. We will determine the average contract value for your contract by taking the average of your contract value at the end of each contract year quarter during the current contract year.

We will provide a 0.05% credit to your contract on your contract anniversary if your average contract value is at least $250,000 and less than $1 million as of the end of the immediately preceding contract year.

We will provide a 0.10% credit to your contract on your contract anniversary if your average contract value is at least $1 million as of the end of the immediately preceding contract year.

Equalizer Benefit

Current Charge: 0.50%

Maximum Charge: 0.60%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

For an additional charge, at time of contract issue you can elect the equalizer benefit. The equalizer benefit provides a credit at the end of the following benefit periods:

•	the tenth contract year; and

•	every five year contract period thereafter.

You may only elect this additional feature at the time you apply for a contract. You may cancel this feature at any time. The cancellation will be effective on the contract anniversary following your request.

We will pay the equalizer benefit only until you or the oldest joint owner reaches age 80. Or, if the contract is owned by a non-natural entity, when the annuitant reaches age 80. You may not elect the equalizer benefit if you or the oldest joint owner is age 70 or older when we issue your contract or, if the contract is owned by a non-natural entity, if the annuitant is age 70 or older at contract issue.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Cost of the Equalizer Benefit.  If you elect the equalizer benefit, we deduct an additional charge of 0.50% while the feature is in effect. We reserve the right to increase this charge, but it may never exceed 0.60%. We will assess this charge while the benefit is in effect.

How is the credit calculated?  We base the credit on 10% of net earnings for each benefit period. The credit will never be less than zero. For the initial benefit period, we define earnings as the difference between your contract value and your purchase payments (less withdrawals) made during the benefit period.

For subsequent benefit periods after the tenth contract year, we define earnings as:

•	your contract value at the end of the benefit period;

•	minus your contract value at the end of the immediately preceding benefit period;

•	minus your purchase payments during the just ended benefit period;

•	plus withdrawals made during the just ended benefit period;

•	minus the equalizer benefit from the immediately preceding benefit period.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the equalizer benefit. We will not count benefits that are paid as earnings when we determine the earnings amount for the subsequent benefit period. If you terminate this benefit during a benefit period, we will not pay you any benefit for that benefit period.

We will limit individual payments of the benefit to 40% of the amount of your total purchase payments less any withdrawals.

Guaranteed Minimum Accumulation Benefit (GMAB)

Current Charge: 0.45% (0.35% for contracts issued before September 1, 2006)

Maximum Charge: 1.00%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

What is the GMAB?  If you elect the GMAB we guarantee that at the end of your benefit period, your contract value will equal no less than a specified amount called the GMAB value. The GMAB may provide protection in the event of lower contract values that may result from the investment performance of the contract.

If you elect the GMAB you must choose one of two available benefit periods: the 10 year benefit period with reset option or the 20 year benefit period. You may only make this choice at the time your contract is issued.

10 Year Benefit Period with Reset Option.  You may elect a 10 year benefit period with an option to reset. This benefit period will initially end upon your 10th contract anniversary, with the option to reset the benefit period as of your 2nd contract anniversary and each subsequent contract anniversary up to and including the end of the benefit period.

The Reset Option. The option to reset means that on your 2nd contract anniversary, and each subsequent contract anniversary while a benefit period is in effect, you may elect to:

a)	start your 10 year benefit period over again. For example, if you reset as of your 2nd contract anniversary, your 10 year benefit period will end on your 12th contract anniversary; and

b)	reset your GMAB value so it equals your contract value as of the close of the New York Stock Exchange at the end of the last business day prior to the contract anniversary on which you elect to reset.

If you want to apply the reset option to your upcoming contract anniversary, you must submit a written request to our Retirement Income Service Center within 30 calendar days prior to that contract anniversary. If we receive your request outside of the 30 day window, your request will not be implemented.

If you request a reset and on the date we are to implement the reset your contract value is less than the current GMAB value, the reset will not occur and the existing benefit period and GMAB value will remain in place.

After you reach age 90 (age 80 for contracts issued in New York), the reset option is no longer available to you.

If we issued your contract prior to June 1, 2005, and you elected the GMAB feature when your contract was issued, your 10 year GMAB feature will remain the same except now it will include the reset option.

20 Year Benefit Period.  You may elect a 20 year benefit period (26 year benefit period for contracts issued in New York). This option does not include a reset feature and it is not available in contracts issued prior to June 1, 2005.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Allocation Restrictions.  If you elect the GMAB you must participate in an Asset Allocation Program (see “Transfers and Transfer Programs – Asset Allocation Programs”).

If you elect the GMAB, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  If you elect the GMAB you may not elect a Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector.

Eligibility for the GMAB Value.  You will be eligible to receive the GMAB value if:

1.	You elected the GMAB at time of contract issue and you do not cancel the GMAB;

2.	You remain in your contract until the end of your benefit period and do not enter the Income Phase before the end of your benefit period; and

3.	You participated in an Asset Allocation Program at the time of contract issue, and remain in the program until the end of your benefit period.

If you elect the GMAB, but items 2 and 3 are not met, you will not be eligible to receive the GMAB value, even though you have paid for the feature. At the end of your benefit period the GMAB will terminate. No benefits or charges will accrue thereafter.

How Do We Calculate the GMAB Credit and the GMAB Value?  If we have never applied a reset then your GMAB credit equals the difference between:

A)	your contract value at the end of the benefit period; and

B)	the GMAB value. The GMAB value equals your purchase payments made to the contract in the first two contract years adjusted for withdrawals.

If B is greater than A then we will credit your contract value with the difference. If B is equal to or less than A we will not credit your contract value.

If any purchase payments were made after the first two contract years then we adjust the calculation by determining what percentage of all purchase payments were made in the first two contract years and then we multiply A by that percentage. See “Appendix D – Guaranteed Minimum Accumulation Benefit Examples – Example 4.”

If we previously applied a reset then your GMAB credit equals the difference between:

X)	your contract value at the end of the benefit period; and

Y)	the GMAB Value. The GMAB Value equals your contract value as of the most recent reset adjusted for subsequent withdrawals.

If Y is greater than X then we will credit your contract value with the difference. If Y is equal to or less than X we will not credit your contract value.

If any purchase payments were made after the most recent reset we multiply X by the following percentage:

i)	your contract value as of the most recent reset; divided by

ii)	your contract value as of the most recent reset plus any subsequent purchase payments.

If you elected the 20 year benefit period (26 year benefit period for contracts issued in New York) then B equals the amount of purchase payments you made to the contract during the first two contract years adjusted for withdrawals and multiplied by two.

Adjustment for Withdrawals.  For all benefit periods, the adjustment for withdrawals is calculated as follows:

•	the withdrawal amount, including any applicable charges; divided by

•	your contract value immediately prior to the withdrawal; with the result multiplied by

•	the most recently calculated GMAB value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMAB value.

What Happens at the End of the Benefit Period? At the end of the benefit period, we calculate the GMAB value and the GMAB credit. We credit your contract value if the GMAB credit is greater than zero. Any credit to your contract value will be applied the first business day after the end of the benefit period.

For additional information see “Appendix D – Guaranteed Minimum Accumulation Benefit Examples.”

Payment of Any Credit.  Any credit paid due to your election of GMAB will be applied proportionally to the funds you are invested in when we apply the credit. If you are not invested in any funds at that time, we will automatically apply the credit to a money market fund. Electing GMAB does not guarantee a credit will be paid.

What Does the GMAB Cost?  If you elect the GMAB, we will deduct an additional charge of 0.45% while the feature is in effect (0.35% for contracts issued before September 1, 2006). This charge will never be greater than 1.00%. There is no additional charge for the reset option on the 10 year GMAB feature. If you elect to discontinue the GMAB and its associated benefit, the charge will be discontinued when we receive your request in good order, and we will apply a proportionate credit of the remaining prepaid charge to your contract value. For additional detail on charges for this feature see “Additional Features – Charges for Additional Features.”

How Do I Elect the GMAB?  To elect the GMAB, you must:

•	Elect the GMAB at the time your contract is issued; and

•	Elect to participate in an Asset Allocation Program.

Additionally, at the time we issue your contract, you must meet the age requirements as follows:

To elect the 10 year benefit period you must not have attained age 90 (age 80 for contracts issued in New York).

To elect the 20 year benefit period (26 year benefit period for contracts issued in New York) you must not have attained age 80 (age 64 for contracts issued in New York).

Once we issue your contract, you cannot elect the GMAB.

The GMAB may not be available in all states.

Can I Cancel the GMAB?  We will terminate your election of the GMAB on the business day we receive our fully completed form at our Retirement Income Service Center. We will apply a proportionate credit of the remaining prepaid charge to your contract value. Once the GMAB is terminated, it cannot be re-elected.

Important GMAB Considerations.  This benefit may not be appropriate for all contract owners. You should understand the GMAB completely before you elect this benefit feature. Please consult with a qualified financial professional when you are evaluating the GMAB and all other aspects of the contract.

The GMAB does not in any way guarantee the performance of any of the investment choices available under this contract.

Consult a tax adviser before considering the GMAB in conjunction with a tax-qualified contract because any IRS minimum distribution requirements may negatively impact the benefit.

Any purchase payments made after the second contract year could increase the cost of the GMAB, without a corresponding increase in the benefit.

Withdrawals may negatively impact the GMAB value.

Guaranteed Minimum Income Benefit (GMIB)

We no longer sell contracts offering the GMIB. If you applied for your contract before April 1, 2009 and you elected a GMIB feature, see the chart below to identify which GMIB feature(s) were available to you when we issued your contract.

GMIB 5

The GMIB 5 is not available in contracts we currently issue.

GMIB 5 was available if you applied for your contract from September 1, 2007 to March 31, 2009 (subject to state availability).

Certain aspects of the GMIB 5 vary depending on when we issued your contract. See “GMIB 5 & GMIB 6 – 2008 and Pre-2008 Version.”

GMIB 6

The GMIB 6 is not available in contracts we currently issue.

GMIB 6 was available if you applied for your contract from September 1, 2007 to December 2, 2008 (subject to state availability).

Certain aspects of the GMIB 6 vary depending on when we issued your contract. See “GMIB 5 & GMIB 6 – 2008 and Pre-2008 Version.”

Basic GMIB

The Basic GMIB is not available in contracts we currently issue.

The Basic GMIB was available if you applied for your contract prior to 9/1/07 (subject to state availability) or after 9/1/07 in a state where GMIB 5 and GMIB 6 were unavailable.

Important GMIB Considerations

•	This feature may not be appropriate for all contract owners. You should understand the GMIB completely before you elect this feature.
•	The GMIB does not in any way guarantee the performance of any of the investment choices available under this contract.
•	Any purchase payments made after the second contract year will not increase the GMIB value unless the GMIB value is reset.
•	Because the charge for the GMIB is a percentage of the GMIB value, an increase in the GMIB value will result in an increase in the cost of the feature.
•	Consult a tax adviser before considering the GMIB in conjunction with a tax-qualified contract because IRS minimum distribution requirements may negatively impact the benefit.
•	Please consult with a qualified financial professional when you are evaluating the GMIB and all other aspects of the contract.

GMIB 5 & GMIB 6 (MassMutual Guaranteed Income Plus 5 & MassMutual Guaranteed Income Plus 6)

See sub-section “What Does This Feature Cost?” for detail about charges for this feature.

The GMIB 5 and GMIB 6 are not available in contracts we currently issue. GMIB 5 was available if you applied for your contract from September 1, 2007 to March 31, 2009 (subject to state availability). GMIB 6 was available if you applied for your contract from September 1, 2007 to December 2, 2008 (subject to state availability). Certain aspects of the GMIB 5 & GMIB 6 vary depending on when we issued your contract. See “GMIB 5 & GMIB 6 – 2008 and Pre-2008 Version.”

What are GMIB 5 and GMIB 6?  GMIB 5 and GMIB 6 are features you can elect when we issue your contract. Each sets a minimum floor for a future amount that you may apply to an annuity option. We call that amount the GMIB value.

Examples.  For examples of how the benefit may work see “Appendix E – MassMutual Guaranteed Income Plus 5 Examples – 2008 Version.”

2008 and Pre-2008 Versions.  This prospectus describes two versions of the Transitions Select contract: the 2008 Version (applied for on or after 9/8/08, subject to state availability); and the Pre-2008 Version (applied for prior to 9/8/08 or in states where the 2008 Version is unavailable). In this section we will note when there are differences between the 2008 Version of GMIB 5 and GMIB 6 and the Pre-2008 Version.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Benefit Waiting Period.  You are not eligible to apply your GMIB value to an annuity option until after your benefit waiting period. The benefit waiting period equals ten contract years, so you become eligible to apply your GMIB value to an annuity option:

•	on your tenth contract anniversary; or

•	if your GMIB value is reset, on the tenth contract anniversary following the most recent reset.

Your first contract anniversary is one calendar year from the date we issued your contract.

For additional eligibility requirements see “GMIB 5 and GMIB 6 – Eligibility for the GMIB Value.”

How is the GMIB Value Calculated?  When we issue your contract, your GMIB value will equal your initial purchase payment increased by a compound annual interest rate of 5% for GMIB 5 or 6% for GMIB 6.

Additional purchase payments made within the first two contract years are added to the GMIB value, increased on a pro-rated basis from the date of receipt by an annual interest rate of 5% for GMIB 5 or 6% for GMIB 6. If you make a withdrawal, we reduce your GMIB value by an adjustment for withdrawals.

On each contract anniversary we will increase your GMIB value by an annual interest rate of 5% for GMIB 5 or 6% for GMIB 6 and continue to make any adjustment for withdrawals. If your GMIB value is reset we may recalculate your GMIB value as described in “GMIB 5 and GMIB 6 – What Happens On A Reset Date?” If your GMIB value is reset then on that date we will use the new GMIB value when calculating the 5% or 6% increase. Contract anniversary values are that day’s values as of the close of the New York Stock Exchange.

The Maximum GMIB Value

GMIB 5.  If you elect GMIB 5 the maximum GMIB value is 200% of the purchase payments made to your contract value in the first two contract years, with an adjustment for withdrawals. If your GMIB value is reset the maximum GMIB value is 200% of your most recent reset GMIB value, with an adjustment for withdrawals.

Once the maximum GMIB value is reached, unless a reset occurs, the 5% interest credit will no longer be applied and all withdrawals from the contract will reduce the GMIB value in direct proportion to the contract value reduction. If a reset occurs after the maximum GMIB value is reached then the maximum GMIB value will be reset to equal 200% of the new GMIB value and the 5% interest credit will begin again, until the maximum GMIB value is reached.

GMIB 6.  If you elect GMIB 6 the maximum GMIB value is 250% of the purchase payments made to your contract value in the first two contract years, with an adjustment for withdrawals. If your GMIB value is reset the maximum GMIB value is 250% of your most recent reset GMIB value, with an adjustment for withdrawals.

Once the maximum GMIB value is reached, unless a reset occurs, the 6% interest credit will no longer be applied and all withdrawals from the contract will reduce the GMIB value in direct proportion to the contract value reduction. If a reset occurs after the maximum GMIB value is reached then the maximum GMIB value will be reset to equal 250% of the new GMIB value and the 6% interest credit will begin again, until the maximum GMIB value is reached.

Adjustment for Withdrawals.  If you make a withdrawal, we recalculate the GMIB value by making an adjustment for withdrawals. There are two types of adjustments for withdrawals:

Dollar For Dollar Adjustment.  During each contract year, we will lower your GMIB value for each dollar that you withdraw up to and equal to the current contract year interest credited on your GMIB value.

Pro-Rata Adjustment.  During each contract year, for any amount you withdraw that exceeds the current contract year interest credited on your GMIB value, we reflect that withdrawal amount as a percentage of contract value. Such a withdrawal may negatively impact your GMIB value. We use the percentage of contract value withdrawn to lower the GMIB value by the same percentage.

This adjustment can be described as follows: A divided by B, with the result multiplied by C, where:

A =	the withdrawal amount in excess of the current contract year interest credited on your GMIB value;

B = the contract value immediately prior to the withdrawal; and

C = the most recently calculated GMIB value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMIB value.

Withdrawals may be subject to a contingent deferred sales charge.

The Reset Date for the 2008 Version  (for contracts applied for on or after 9/8/08, subject to state availability). For the 2008 Version a reset date will automatically occur on your first contract anniversary and each subsequent contract anniversary, unless you request otherwise by written request. Once the annuitant is over 80 the reset option is no longer available so there are no longer reset dates.

The Reset Date for the Pre-2008 Version  (for contracts applied for prior to 9/8/08 or in states where the 2008 Version is unavailable). For the Pre-2008 Version we will not schedule an initial reset date until you request one. Once you request an initial reset date we will automatically schedule future reset dates for each subsequent contract anniversary unless you request otherwise in writing. Reset dates may occur on your second contract anniversary and any subsequent contract anniversary. To request a reset or to cancel a reset send your written request to our Retirement Income Service Center within 30 calendar days of the reset date. Once the annuitant is over 75 the reset option is no longer available so there are no longer reset dates.

What Happens On a Reset Date?  On a reset date we will compare your GMIB value to your contract value. The values will be those as of close of the New York Stock Exchange on the reset date:

1.	If your contract value exceeds the GMIB value:

a.	we will reset your GMIB value by increasing it to equal your contract value;

b.	you will begin a new ten year benefit waiting period; and

c.	on that date we will use the new GMIB value when calculating the 5% or 6% increase.

You may not apply the GMIB value to an annuity option until on or after the tenth contract anniversary following the most recent reset.

2.	If your contract value is less than the GMIB value:

a.	your GMIB value will not be reset; and

b.	the current benefit waiting period will remain in place.

Reset Examples

Example 1

Assuming:

•	You elect GMIB 5

•	A reset is scheduled for your contract anniversary

•	On your contract anniversary your contract value is $120,000 and your GMIB value is $110,250

Then:

•	Since your contract value is higher than your GMIB value we reset your GMIB value to equal $120,000.

•	Your benefit waiting period is extended to equal 10 years from this contract anniversary.

•	$6,000 is the interest credited on your GMIB value for the contract year ($120,000 x 5% for GMIB 5 = $6,000).

•

During the contract year: a) you may withdraw up to $6,000 and we will make a dollar for dollar adjustment for withdrawals to your GMIB value; b) for any withdrawal amount that exceeds $6,000 during the contract year we will make a pro-rata adjustment for withdrawals to your GMIB value.

Example 2

Assuming:

•	You elect GMIB 5

•	A reset is scheduled for your contract anniversary

•	On your contract anniversary your contract value is $90,000 and your GMIB value is $110,250

Then:

•	Since your contract value is less than your GMIB value we do not reset your GMIB value to equal your contract value. So your GMIB value remains at $110,250.

•	Your benefit waiting period is unchanged.

•	$5,513 is the interest credited on your GMIB value for the contract year ($110,250 x 5% for GMIB 5 = $5,513).

•

During the contract year: a) you may withdraw up to $5,513; b) for any withdrawal amount that exceeds $5,513 during the contract year we will make a pro-rata adjustment for withdrawals to your GMIB value.

For additional examples see “Appendix E – MassMutual Guaranteed Income Plus 5 Examples – 2008 Version.”

Eligibility for the GMIB Value.  You will be eligible to apply all or a portion of the GMIB value to an annuity option if:

1.	You elected GMIB 5 or GMIB 6 at time of contract issue and you do not cancel the feature;

2.	You participated in an Asset Allocation Program at the time of contract issue and until your contract enters the income phase;

3.	Your annuity start date is on the tenth or a subsequent contract anniversary or, if your GMIB value was reset, your annuity start date is on the tenth or a subsequent contract anniversary after the last reset;

4.	The annuitant is at least age 60;

5.	The annuitant is not older than age 90 (for the 2008 Version) or not older than age 85 (for the Pre-2008 Version); and

6.	You elect an annuity option available for use with the GMIB value. Available options are as follows:

a)	For the 2008 Version you may elect fixed annuity payments and a lifetime annuity option. If your lifetime annuity option includes a period certain the period certain cannot be greater than 20 years if the annuitant is age 80 or under; 10 years if the annuitant is at or between age 81 and 90; and for contracts issued in New York: 15 years if the annuitant is age 65 or under; 10 years if the annuitant is at or between age 66 and 75; and 5 years if the annuitant is at or between age 76 and 90. If your contract value is equal to zero you will be eligible to apply all of the GMIB value to an annuity option if you meet the requirements of items 1 and 2 and the annuitant is age 90 or younger. In some cases, your contract value and your GMIB value may both equal zero. In this case, there is no value to apply to an annuity option.

b)	For the Pre-2008 Version, you may elect fixed and/or variable payments. You may apply all or a portion of the GMIB value to any of our available annuity options, however, if you elect an annuity option with a period certain only, it must be for a period certain of twenty or more years. If your contract value is equal to zero you will be eligible to apply all of the GMIB value to an annuity option if you meet the requirements of items 1 and 2 and the annuitant is age 85 or younger. In some cases, your contract value and your GMIB value may both equal zero. In this case, there is no value to apply to an annuity option.

Fixed Annuity Payment Amounts and the GMIB.  When you enter the income phase, we calculate fixed annuity payments using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the fixed guaranteed payout rates in your contract; 2) your contract value and the fixed guaranteed payout rates in your contract; or 3) your contract value and current fixed payout rates.

Variable Annuity Payment Amounts and the GMIB.  For the Pre-2008 Version you may elect fixed and/or variable annuity payments. For the 2008 Version you may not elect variable payments. We calculate the initial variable annuity payment using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the fixed guaranteed payout rates in your contract; or 2) your contract value and the variable guaranteed payout rates. Future variable payments will depend on the performance of the funds you select. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuitant Age and Termination of GMIB 5 and 6.  For the 2008 Version, you may apply your GMIB value to an annuity option until the contract anniversary following the annuitant attaining age 90. After that date, you may no longer apply the GMIB value to an annuity option and the GMIB feature is terminated. If you have not applied your GMIB value to an annuity option as of the contract anniversary following the annuitant attaining age 90, we will increase your contract value to equal 60% of the GMIB value if your contract value is less than 60% of the GMIB value on that date. If your contract value is greater than 60% of the GMIB value we will make no adjustment.

For the Pre-2008 Version, on the contract anniversary following the annuitant attaining age 85, if you have not yet applied the GMIB value to an annuity option you may do so. After that contract anniversary you may no longer apply the GMIB value to an annuity option and the GMIB feature is terminated.

Allocation Restrictions.  If you elect GMIB 5 or GMIB 6 you must participate in an Asset Allocation Program. See “Transfers and Transfer Programs – Asset Allocation Programs.”

If you elect GMIB 5 or GMIB 6, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  You may only elect one GMIB feature. If you elect GMIB 5 or GMIB 6 you may not elect a Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit.

What Does This Feature Cost?  If you elect GMIB 5 or GMIB 6, we will deduct a charge from your contract value in the funds. The charge for the 2008 Version and Pre-2008 Version GMIB 5 is equal, on an annual basis, to 0.65% of the current GMIB value. The charge for the 2008 Version and Pre-2008 Version GMIB 6 is equal, on an annual basis, to 0.80% of the current GMIB value. We can increase these charges, but they will never exceed 1.50%. We will deduct the charge for GMIB 5 or GMIB 6 quarterly in arrears while the feature remains in effect, commencing on the first quarter of your first contract year. Should you apply your full contract value to an annuity option, cancel this feature or fully surrender your contract, the final charge for this feature will occur on the immediately preceding contract year quarter.

How Do I Elect GMIB 5 or GMIB 6?  To elect GMIB 5 or GMIB 6:

•	The annuitant must not be older than age 80 at time of contract issue (for the 2008 Version) or the annuitant must not be older than age 75 at time of contract issue (for the Pre-2008 Version);

•	You must elect the feature at the time we issue your contract;

•	You must allocate 100% of your purchase payment to an Asset Allocation Program.

The GMIB 5 and GMIB 6 are not available in contracts we currently issue.

Can I Cancel This Feature?  You can cancel GMIB 5 or GMIB 6. We will terminate your selection of GMIB 5 or GMIB 6 and the associated charge on the business day we receive our fully completed form at our Retirement Income Service Center. Once the feature is terminated, it cannot be reinstated.

Withdrawal Benefit for Annuity Options for the Pre-2008 Version.  If you elect GMIB 5 or GMIB 6 and later apply all or a portion of your GMIB value to generate variable payments from an annuity option with a period certain, you may withdraw a portion or all of the commuted value of any remaining period certain payments. Partial withdrawals are limited to one per contract year and must be a minimum amount of $5,000. The remaining annuity payments after a partial withdrawal must be at least $100. Any request for a withdrawal will be taken proportionately from the funds that you are invested in as of the date of the withdrawal. Once a withdrawal is made, the remaining period certain annuity payments will be reduced proportionally. Withdrawals will not affect annuity payments that are to be made after the period certain is over, if any.

Basic GMIB

If you elected the Guaranteed Minimum Income Benefit and you applied for your contract prior to 9/1/07 or in a state where GMIB 5 and GMIB 6 were not available when we issued your contract, then your Guaranteed Minimum Income Benefit feature is the Basic GMIB. We no longer sell contracts offering the Basic GMIB.

Current Charge: 0.60%

Maximum Charge: 1.25%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

What is the Basic GMIB?  The Basic GMIB is a feature you can elect when we issue your contract. It sets a minimum floor for a future amount that you may apply to an annuity option. We call that amount the GMIB value.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

How is the GMIB Value Calculated?  The GMIB value will equal:

a)	Your total purchase payments to your contract as of the end of your 2nd contract year; where

b)	on a daily basis each purchase payment is increased by a compounded annual rate of 5% starting from the date each is credited to your contract value until the maximum GMIB value is reached or you begin the income phase;

c)	reduced by an adjustment for any withdrawals.

The adjustment for withdrawals is calculated as follows:

i)	The withdrawal amount, including any applicable charges;

ii)	divided by your contract value immediately prior to the withdrawal; with the result

iii)	multiplied by the most recently calculated GMIB value.

The maximum GMIB value is 200% of the purchase payments made to your contract value in the first two contract years, adjusted for withdrawals. If the GMIB value is higher than the maximum GMIB value allowed, then your GMIB value will equal the maximum. When the annuitant reaches age 80, the GMIB value will no longer increase.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMIB value.

Eligibility for the GMIB Value.  You will be eligible to apply all or a portion of the GMIB value to an annuity option if:

1.	You elected the Basic GMIB at time of contract issue and you do not cancel the feature;

2.	You participated in an Asset Allocation Program at the time of contract issue and until your contract enters the income phase;

3.	Your contract is beyond its 7th contract year (we measure a contract year from the anniversary of the day we issued your contract);

4.	The annuitant reaches age 60; and

5.	You elect to receive fixed annuity payments through a life contingent annuity option (currently Annuity Options A, B, C and D).

Allocation Restrictions.  If you elect the Basic GMIB you must participate in an Asset Allocation Program (see “Transfers and Transfer Programs – Asset Allocation Programs”).

If you elect the Basic GMIB, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  If you elect the Basic GMIB you may not elect a Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit.

What Does the Basic GMIB cost?  If you elect the Basic GMIB, we will deduct an additional charge of 0.60% while the feature is in effect. This charge will never be greater than 1.25%. We will no longer make this deduction once you apply your full contract value to an annuity option or cancel the Basic GMIB. If you elect to discontinue the Basic GMIB and its associated benefit, the charge will be discontinued when we receive your request in good order, and we will apply a proportionate credit of the remaining prepaid charge to your contract value.

How Do I Elect the Basic GMIB?  To elect the Basic GMIB:

•	The annuitant must be under age 80 at time of contract issue;

•	You must elect the feature at the time we issue your contract;

•	You must allocate 100% of your purchase payment to an Asset Allocation Program.

The Basic GMIB is not available in contracts we currently issue.

Can I Cancel the Basic GMIB?  We will terminate your selection of this feature on the business day we receive our fully completed form at our Retirement Income Service Center. We will apply a proportionate credit of the remaining prepaid charge to your contract value. Once the Basic GMIB is terminated, it cannot be reinstated.

Annuity Payments and the GMIB.  When you enter the income phase, we calculate your annuity payments using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the guaranteed payout rates in your contract; 2) your contract value and the guaranteed payout rates in your contract; or 3) your contract value and current payout rates.

Guaranteed Minimum Withdrawal Benefit (GMWB) MassMutual Lifetime Payment Plus

The GMWB is not available in contracts we currently issue.

See sub-section “What Does MassMutual Lifetime Payment Plus Cost?” for detail about charges for this feature.

What is MassMutual Lifetime Payment Plus?  MassMutual Lifetime Payment Plus is designed as a guaranteed minimum lifetime withdrawal benefit. If you elect MassMutual Lifetime Payment Plus we will permit you to receive a specified withdrawal amount annually for life, even if your contract value is zero and subject to the terms and conditions described in this section. There are two versions of this feature: Single Life and Joint Life.

Examples.  For examples of how the benefit may work see “Appendix C – Guaranteed Minimum Withdrawal Benefit Examples.”

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

How Do I Elect MassMutual Lifetime Payment Plus?  To elect MassMutual Lifetime Payment Plus:

a)	Elect MassMutual Lifetime Payment Plus at time of contract issue;*

b)	Participate in an asset allocation program (See “Transfers and Transfer Programs – Asset Allocation Programs”); and

c)	Designate the covered person(s).

* See “Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus” for rules regarding a spouse’s right to re-elect this feature upon death of the contract owner.

The GMWB is not available in contracts we currently issue.

Can I Cancel This Feature?  You can cancel MassMutual Lifetime Payment Plus. We will terminate your election of this feature on the business day we receive our fully completed form at our Retirement Income Service Center. The final charge for this feature will occur on the contract year quarter immediately preceding termination. Once the feature is terminated, it cannot be reinstated.

Covered Person(s).  The covered person is generally you, the contract owner. You will designate the covered person(s) when you complete your application for the contract. You will designate one covered person if you elect the Single Life version of MassMutual Lifetime Payment Plus and two covered persons if you elect the Joint Life version. The younger covered person must be under age 81 at the time we issue your contract. Once we issue the contract, you cannot change the designated covered person(s).

The covered persons are significant because:

•	we offer a guaranteed lifetime withdrawal amount for the life of the covered persons, subject to the terms and conditions described in this section; and

•

on the later of your contract issue date or when the younger covered person attains age 60, the benefit base which we use to determine your guaranteed lifetime withdrawal amount will no longer be reduced by withdrawals unless you withdraw more than the guaranteed lifetime withdrawal amount during a contract year.

For purposes of determining benefits under this feature, we will always use the younger covered person’s age, even if the older covered person becomes the only surviving covered person.

You will designate the covered person based on the restrictions noted here:

MassMutual Lifetime Payment Plus – Single Life. If you elect single life, you will designate one covered person.

•	If an individually owned contract, the covered person must be the contract owner.

•	If the owner is a non-natural person, the covered person must be the annuitant.

•	If there are joint contract owners, the covered person is the contract owner you designate as the covered person when you complete your application for the contract.

•	If there are joint contract owners, they must be spouses and the only primary beneficiaries.

MassMutual Lifetime Payment Plus – Joint Life. If you elect joint life, you will designate two covered persons.

(A joint life option can only be elected if your contract is a non-qualified contract, TSA, or an Individual Retirement Annuity, including a traditional, SEP, Simple, or Roth, excluding Custodial IRAs).

•	If an individually owned contract, the covered person must be the contract owner. The second covered person must be the spouse of the contract owner and the sole primary beneficiary.

•	If the owner is a non-natural person, the covered person must be the annuitant. The second covered person must be the spouse of the annuitant and the sole primary beneficiary.

•	If there are joint contract owners, the covered persons must be spouses, joint contract owners and the only primary beneficiaries.

Some of the benefits of this feature may be unrealized if you elect joint life and there is a subsequent divorce between the covered persons.

The Benefit Base: What We Use to Determine the Guaranteed Withdrawal Amounts.  The MassMutual Lifetime Payment Plus benefit base is one of the variables we use when determining how much is available for you to withdraw each contract year. The initial benefit base is your contract value on the date we issue your contract.

The benefit base may increase as a result of:

1)	additional purchase payments;

2)	credits;

3)	an annual ratchet; or

4)	an enhancement to the benefit base.

The benefit base may decrease as a result of withdrawals. The benefit base cannot be withdrawn in a lump sum.

The Maximum Benefit Base.  The benefit base will never exceed the maximum benefit base we allow which is $5,000,000.

The Guaranteed Lifetime Withdrawal Date.  The Guaranteed Lifetime Withdrawal Date is the later of your contract issue date or the date the younger covered person attains age 60. This is the date on which we guarantee the benefit base for life.

On or After the Guaranteed Lifetime Withdrawal Date

The Guaranteed Lifetime Withdrawal Amount.  On or after the Guaranteed Lifetime Withdrawal Date, the Guaranteed Lifetime Withdrawal Amount is the annual amount, up to a maximum withdrawal equal to 5% of the benefit base, we guarantee is available for withdrawals each contract year during the life of the covered person(s). After the Guaranteed Lifetime Withdrawal Date, each time the benefit base is changed the Guaranteed Lifetime Withdrawal Amount will equal 5% of the new benefit base.

Impact of Withdrawals on the Benefit Base.  Beginning on the Guaranteed Lifetime Withdrawal Date, the benefit base will not reduce if total withdrawals during a contract year are less than or equal to the Guaranteed Lifetime Withdrawal Amount.

If a withdrawal causes total withdrawals during a contract year to exceed the Guaranteed Lifetime Withdrawal Amount, or if total withdrawals during a contract year already exceeded the Guaranteed Lifetime Withdrawal Amount, then the benefit base will equal the lesser of:

1.	your contract value immediately after the withdrawal; or

2.	the benefit base immediately prior to the withdrawal, minus the amount of the excess withdrawal.

The Guaranteed Lifetime Withdrawal Amount will then equal 5% of the new benefit base.

However, the benefit base will not be reduced if all withdrawals during the contract year are for required minimum distributions we calculate under an automatic distribution program, even if such distributions exceed the Guaranteed Lifetime Withdrawal Amount available in a contract year. We define required minimum distributions as any distribution that we must distribute to you or a plan participant pursuant to Internal Revenue Code sections 401(a)(9), 403(b)(10), 408(b)(3) or 408A(c). Required minimum distributions are generally required to begin by April 1st of the year after a participant attains age 70 1/ 2, or for some qualified plans, the year of retirement, if later.

Before the Guaranteed Lifetime Withdrawal Date

The Guaranteed Withdrawal Amount.  The only time we issue a contract before the Guaranteed Lifetime Withdrawal Date is if we issue a contract before the youngest covered person has attained age 60. Prior to the Guaranteed Lifetime Withdrawal Date, the Guaranteed Withdrawal Amount is the annual amount up to a maximum percentage that we guarantee is available for withdrawals each contract year prior to the Guaranteed Lifetime Withdrawal Date. On the date we issue your contract, the Guaranteed Withdrawal Amount is equal to 5% of your initial purchase payment to the contract.

After your contract issue date and before the Guaranteed Lifetime Withdrawal Date, the Guaranteed Withdrawal Amount can increase if an annual ratchet, credit or purchase payment would result in a higher Guaranteed Withdrawal Amount than the current Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will decrease only if you make a withdrawal in excess of the Guaranteed Withdrawal Amount or the benefit base reduces to zero.

Impact of Withdrawals on the Benefit Base. Prior to the Guaranteed Lifetime Withdrawal Date, any withdrawal reduces the benefit base. If the withdrawal is less than or equal to the Guaranteed Withdrawal Amount, the withdrawal will reduce the benefit base on a dollar-for-dollar basis. If the withdrawal is greater than the Guaranteed Withdrawal Amount, the benefit base will equal the lesser of:

1.	your contract value immediately after the withdrawal; or

2.	the benefit base immediately prior to the withdrawal, minus the amount of the withdrawal.

Additional Purchase Payments and the Benefit Base.  Each time an additional purchase payment is received prior to the Guaranteed Lifetime Withdrawal Date, the benefit base will increase by the amount of that additional purchase payment.

After the Guaranteed Lifetime Withdrawal Date, an increase to the benefit base due to an additional purchase payment is determined as follows:

1.	If there have been no additional purchase payments or annual ratchets since the Guaranteed Lifetime Withdrawal Date, then all withdrawals since the Guaranteed Lifetime Withdrawal Date will be deducted from the additional purchase payment. Any additional purchase payment amount remaining after that deduction will be added to the benefit base.

2.	If, since the Guaranteed Lifetime Withdrawal Date, the benefit base has been adjusted due to additional purchase payments or annual ratchets, then the cumulative purchase payments since the last adjustment will be reduced by withdrawals. The withdrawals and additional purchase payments that have not adjusted the benefit base are determined beginning with the later of (a) an increase in benefit base by an additional purchase payment; or (b) an annual ratchet. Any amount of the current additional purchase payment remaining after the reduction will be added to the benefit base.

We reserve the right to limit additional purchase payments when you have an election of MassMutual Lifetime Payment Plus. We may waive any such additional purchase payment limit in a uniform and nondiscriminatory manner upon prior written notice.

Any purchase payments received on or after the younger covered person attains age 81 will not increase the benefit base.

Credits to the Benefit Base.  Each year during the first ten contract years, if no withdrawals are taken during a particular contract year, then the benefit base will increase on the following contract anniversary. We will increase it by an amount equal to 6% of your original benefit base value. We will then increase that result by any purchase payments applied to the benefit base since we issued your contract.

If the benefit base was previously recalculated by an annual ratchet or a withdrawal, then the benefit base will increase each year a withdrawal has not been taken by an amount equal to 6% of the benefit base as of the last benefit base recalculation. We will then increase that result by any purchase payments applied to the benefit base since such recalculation, and decrease it for withdrawals taken prior to the Guaranteed Lifetime Withdrawal Date since such recalculation.

See “Additional Purchase Payments and the Benefit Base” for how we calculate the “increase by purchase payments” and “Before the Guaranteed Lifetime Withdrawal Date – Impact of Withdrawals on the Benefit Base” for how we calculate the “decrease for withdrawals.”

Annual Ratchet and the Benefit Base.  Before the younger covered person attains age 91, on each contract anniversary we will compare your contract value to your benefit base. If your contract value is greater than your benefit base, we will automatically ratchet up the benefit base to equal your contract value. During your first ten contract years, we will apply any credit to the benefit base before we make this comparison (see “Credits to the Benefit Base”). You may opt out of any annual ratchet by submitting a written request to our Retirement Income Service Center within 30 calendar days prior to your contract anniversary.

Enhanced Benefit Base and Enhanced Benefit Base Date.  The benefit base will be enhanced to equal the greater of the benefit base or the enhanced benefit base amount if no withdrawals are taken prior to the enhanced benefit base date, which is the later of:

•	10 years from your contract issue date; or

•	When the younger covered person reaches age 70.

The enhanced benefit base amount equals:

a)	2 multiplied by any purchase payments applied to the benefit base during the 1st contract year; plus

b)	any purchase payments applied to the benefit base during or after the 2nd contract year and prior to the enhanced benefit base date.

Charges for Withdrawals.  If your total withdrawals in each contract year are equal to or less than the applicable Guaranteed Withdrawal Amount or Guaranteed Lifetime Withdrawal Amount, the withdrawal amounts will not be subject to any contingent deferred sales charge. If your total withdrawals in any contract year are greater than the applicable Guaranteed Withdrawal Amount or Guaranteed Lifetime Withdrawal Amount and the contingent deferred sales charge schedule is in effect, then the amount withdrawn in excess will be subject to a contingent deferred sales charge. See “Expenses – Contingent Deferred Sales Charge.”

Impact of Withdrawals on Contract Value.  Withdrawals will reduce your contract value by the amount of the withdrawal and any applicable contingent deferred sales charge.

Impact of Withdrawals on the Death Benefit.  If you elect MassMutual Lifetime Payment Plus, when you make withdrawals we will reduce the value of the death benefit as described in each death benefit calculation. See “Death Benefit – Basic Death Benefit” and “Additional Features – Annual Ratchet Death Benefit.”

The Settlement Phase.  Your contract enters the settlement phase if the benefit base is greater than zero, but your contract value falls below the minimum contract value we allow after a partial withdrawal (see “Withdrawals”).

During the settlement phase, we will make settlement payments, but all other rights and benefits under the contract, including death benefits, will terminate and we will not accept additional purchase payments. Additionally, we will no longer deduct the charge for MassMutual Lifetime Payment Plus. For tax reporting purposes we report settlement payments as annuity payments.

We determine the settlement payment amounts as follows:

1.	If on or after the Guaranteed Lifetime Withdrawal Date, your contract value falls below the minimum contract value we allow after a partial withdrawal, then we will commence to pay settlement payments each contract year in an amount equal to the Guaranteed Lifetime Withdrawal Amount. Settlement payments will end when there is no longer a surviving covered person.

2.	If prior to the Guaranteed Lifetime Withdrawal Date, your contract value falls below the minimum contract value we allow after a partial withdrawal, then we will commence to pay settlement payments each contract year in an amount equal to 5% of the benefit base at the time the contract enters the settlement phase. Settlement payments will end when there is no longer a surviving covered person.

We will pay settlement payments no less frequently than annually.

Choices Upon the Latest Permissible Annuity Start Date.  Upon the latest permissible annuity start date you must choose to terminate the contract or your contract must enter the Income Phase. The latest permissible annuity start date is discussed in “Income Phase – Annuity Payment Start Date.”

If you enter the Income Phase upon the latest permissible annuity start date:

1)	you may elect one of the available annuity options described in “The Income Phase” and apply your contract value to that annuity option; or

2)	you may elect to receive annuity payments each contract year in an amount equal to the Guaranteed Lifetime Withdrawal Amount and we will pay such annuity payments until there is no longer a surviving covered person.

Once annuity payments begin all other rights and benefits under the contract, including death benefits, will terminate and we will no longer accept additional purchase payments. We will also no longer deduct the charge for MassMutual Lifetime Payment Plus. For more information about annuity options see “The Income Phase.”

Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus.  If you have an election of MassMutual Lifetime Payment Plus and a death benefit is paid from the contract:

•	If the beneficiary takes the death benefit in a lump sum under the terms of the contract, MassMutual Lifetime Payment Plus will no longer be in effect;

•	If the beneficiary does not take the death benefit in a lump sum, then:

1.	If the deceased owner (or annuitant if the owner is a non-natural person) is the last surviving covered person, MassMutual Lifetime Payment Plus will no longer be in effect. If the beneficiary is the covered person’s spouse, he or she may continue the contract and apply for a new Guaranteed Minimum Withdrawal Benefit subject to availability and our then current rules and fees.

2.	If the deceased owner (or annuitant if the owner is a non-natural person) is not the last surviving covered person, MassMutual Lifetime Payment Plus will continue provided the covered person continues the contract pursuant to IRS Code Section 72(s)(3).

Allocation Restrictions.  If you elect MassMutual Lifetime Payment Plus, you must participate in an Asset Allocation Program. See “Transfers and Transfer Programs – Asset Allocation Programs.” If you elect MassMutual Lifetime Payment Plus, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  If you elect MassMutual Lifetime Payment Plus, you may not elect a Guaranteed Minimum Accumulation Benefit or a Guaranteed Minimum Income Benefit.

Termination of MassMutual Lifetime Payment Plus.  The MassMutual Lifetime Payment Plus feature will terminate upon the earlier of:

1.	the date a death benefit is payable and the beneficiary takes the death benefit as a lump sum under the terms of the contract;

2.	the date the full contract value is applied to an annuity option;

3.	the date your contract value and the benefit base both equal zero;

4.	the date there is no longer a surviving covered person;

5.	the business day we receive at our Retirement Income Service Center your request (submitted on our fully completed form) to terminate the feature; or

6.	the date the contract is terminated.

If the MassMutual Lifetime Payment Plus feature is terminated, it cannot be re-elected.

What Does MassMutual Lifetime Payment Plus Cost?  If you elect MassMutual Lifetime Payment Plus, we will deduct a charge from your contract value in the funds. The charge is equal, on an annual basis, to a percentage of the benefit base as of the date the charge is deducted. We may increase this charge, but the charge will never exceed 1.50%. We will deduct the charge quarterly in arrears while the feature remains in effect, commencing on the first quarter of your first contract year. Should you enter the settlement phase, apply your full contract value to an annuity option, cancel this feature or fully surrender your contract, the final charge for this feature will occur on the immediately preceding contract year quarter. Currently, the charge is as follows: MassMutual Lifetime Payment Plus – Single Life 0.60%; MassMutual Lifetime Payment Plus – Joint Life 0.85%.

Important GMWB Considerations.  This feature may not be appropriate for all contract owners. You should understand the GMWB completely before you elect this feature.

The GMWB does not in any way guarantee the performance of any of the investment choices available under this contract.

Postponing withdrawals may positively impact the benefit base as described in “MassMutual Lifetime Payment Plus – Credits to the Benefit Base.” However, if you postpone the taking of withdrawals, you may limit the value of this feature because your remaining life expectancy shortens as you age.

Excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by this feature. Excess withdrawals are those in excess of the Guaranteed Lifetime Withdrawal Amount or, if taken prior to the youngest covered person reaching age 60, excess withdrawals are those in excess of the Guaranteed Withdrawal Amount.

Because the charge for the GMWB is a percentage of the benefit base, an increase in the benefit base will result in an increase in the cost of the feature.

Please consult with a qualified financial professional when you are evaluating the GMWB and all other aspects of the contract.

MassMutual Lifetime Income Protector

Available to contracts issued on or after January X, 2010, subject to state availability.

See sub-section “Cost of MassMutual Lifetime Income Protector” for detail about charges for this feature.

MassMutual Lifetime Income Protector.  MassMutual Lifetime Income Protector is an optional feature you can add to your Transitions Select contract for an additional charge. MassMutual Lifetime Income Protector provides that even if your contract value is reduced to zero you will receive a guaranteed minimum level of income for the life of the “covered person(s),” generally you or you and your spouse. Lifetime income is distributed through annual withdrawals from your contract value. If your contract value is reduced to zero lifetime income is distributed through settlement payments, provided the terms and conditions of the feature are met.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Election At Contract Issue.  To elect MassMutual Lifetime Income Protector at the time we issue your contact:

1)	your initial purchase payment must be $25,000 or greater;

2)	the younger covered person must be under age 76; and

3)	your contract must be issued in a state where we offer MassMutual Lifetime Income Protector.

If you elect MassMutual Lifetime Income Protector you cannot elect the Annual Ratchet Death Benefit or a Guaranteed Minimum Accumulation Benefit.

Election After Contract Issue.  Currently, if we issued your contract after September 14, 2009 and MassMutual Lifetime Income Protector was not available for your election at time of contract issue then you will be eligible to make your election after we issue your contract subject to the following:

1)	you must make your election within sixty calendar days after the date we offer MassMutual Lifetime Income Protector in the state where your contract was issued;

2)	your contract value must be $25,000 or greater on the date we receive your election request in good order; and

3)	the younger covered person must be under age 76 on the date we receive your election request in good order.

We reserve the right to modify or terminate this program at any time without notice.

You cannot elect MassMutual Lifetime Income Protector if your contract has a) a current election of the Annual Ratchet Death Benefit; b) a current election of a Guaranteed Minimum Accumulation Benefit; and/or c) contract value in a fixed account.

When you elect MassMutual Lifetime Income Protector we will cancel any transfer programs you currently participate in and require you to transfer your contract value into an approved asset allocation program. If you are participating in the systematic withdrawal program (SWP) when you elect this feature we will cancel the SWP because early withdrawals have a negative impact on the feature.

Covered Person(s).  If you have the single life version one covered person will be named. If you have the joint life version two covered persons will be named. The younger covered person must be under age 76 when MassMutual Lifetime Income Protector is elected. The covered person(s) is significant because:

1)	the life of the covered person(s) is used to determine the amount and duration of lifetime income; and

2)	the income eligibility date is based in part on the younger covered person’s age.

Single Life Version and Covered Person Requirements.  The single life version can only be elected if your contract is a non-qualified contract, non-qualified deferred compensation contract (non-457) or an Individual Retirement Annuity, including traditional, SEP, Simple, Roth or Custodial IRAs.

•	If your contract is individually owned the covered person must be the contract owner.

•	If the owner is a non-natural person the covered person must be the annuitant.

•	If there are joint contract owners they must be spouses and sole primary beneficiaries. The covered person is the first named contract owner on the application.

Joint Life Version and Covered Person Requirements.  The joint life version can only be elected if your contract is a non-qualified contract or an Individual Retirement Annuity, including traditional, SEP, Simple or Roth, excluding Custodial IRAs. If the contract is sold as a non-qualified contract with a trust ownership, the trust must be a grantor trust.

•	If your contract is individually owned, the covered person must be the contract owner. The second covered person must be the spouse of the contract owner and sole primary beneficiary.

•	If the owner is a non-natural person, the covered person must be the annuitant. The second covered person must be the spouse of the annuitant and the sole primary beneficiary.

•	If there are joint contract owners, the covered persons must be spouses, joint contract owners and sole primary beneficiaries.

Change from Joint Life to Single Life.  We only allow a change from the joint life version to the single life version if:

1)	the change is due to the death of a covered person or a change in marital status of a covered person due to a divorce;

2)	the change is made prior to the income start date; and

3)	we receive notification in good order before the income start date.

When we change the joint life version to the single version we base the income percentage on the remaining covered person’s age as of the income start date using the single life income percentages. The income eligibility date will be based on the remaining covered person’s age.

We do not allow a change from the single life version to the joint life version.

Important Terms

Income Eligibility Date.  On and after the income eligibility date you can elect to commence withdrawals of the annual income amount. The income eligibility date is the later of:

1)	the contract anniversary when the younger covered person is age 60; and

2)	your fifth contract anniversary following the date we add MassMutual Lifetime Income Protector to your contract.

Income Start Date.  The income start date is the date of the first withdrawal on or after the income eligibility date. It is also the date we require you to elect the SWP and commence automated withdrawals of the annual income amount.

Annual Income Amount.  We calculate the annual income amount on the income eligibility date and on each subsequent contract anniversary. The annual income amount equals the applicable income percentage multiplied by your contract value on your most recent contract anniversary. Withdrawals of the annual income amount are not subject to any contingent deferred sales charge.

The annual income amount will vary each contract year, but it will never be less than the guaranteed income floor.

Guaranteed Income Floor.  The guaranteed income floor is the minimum annual income amount available each contract year on or after the income eligibility date. In addition, the guaranteed income floor is the amount that will be distributed if your contract moves to the settlement phase.

We calculate the guaranteed income floor on the income eligibility date, on each subsequent contract anniversary prior to the settlement phase, and after any excess withdrawal. We calculate the guaranteed income floor by multiplying the applicable income percentage by the income base. Once your contract enters the settlement phase the guaranteed income floor no longer changes.

Income Base.  We use the income base to calculate the guaranteed income floor. The income base is not available to withdraw. The income base can never exceed $5,000,000.

The income base is equal to:

1)	your contract value on the date we add MassMutual Lifetime Income Protector to your contract;

2)	plus any additional purchase payments received after the date we add the feature to your contract, but prior to your second contract anniversary;

3)	adjusted for excess withdrawals. We explain the adjustment for excess withdrawals under “MassMutual Lifetime Income Protector – Excess Withdrawals and the Income Base.”

Income Percentage.  The initial income percentage is based on the younger covered person’s age on the income start date. On any subsequent contract anniversary the income percentage will be increased if on that contract anniversary:

1)	your contract value (less any purchase payments made more than two years after your contract issue date) is greater than the income base; and

2)	the income percentage based on the age of the younger covered person is greater than your current income percentage. On any contract anniversary following the death of the younger covered person we will use the age of the surviving covered person.

The income percentage will never decline.

Single Life Version		Joint Life Version
Age	Income Percentage	Age	Income Percentage
60 – 64	4.0%	60 – 64	3.5%
65 – 69	4.5%	65 – 69	4.0%
70 – 74	5.0%	70 – 74	4.5%
75 – 79	5.5%	75 – 79	5.0%
80 – 84	6.0%	80 – 84	5.5%
85 and over	6.5%	85 and over	6.0%

Excess Withdrawals.  An excess withdrawal is:

1)	any withdrawal prior to the income eligibility date, including amounts withdrawn under Internal Revenue Code (IRC) required minimum distribution (RMD) rules; or

2)	the portion of any withdrawal on or after the income eligibility date that exceeds the current annual income amount. However, any withdrawal taken on or after the income eligibility date to satisfy RMD rules which is in excess of the annual income amount will not be treated as an excess withdrawal provided the following conditions are met:

a)	it must be taken as part of our RMD program;

b)	the RMD amount must be calculated using only the assets held under this contract;

c)	the RMD must be for the current calendar year; and

d)	In any one contract year, RMD withdrawals for only a single calendar year can be taken.

How MassMutual Lifetime Income Protector Works

Once you elect MassMutual Lifetime Income Protector you can make two types of withdrawals from your contract value:

Withdrawals of the Annual Income Amount.  These withdrawals cannot begin before the income eligibility date. Once begun, these withdrawals continue until your contract value reduces to zero. If at that time the settlement phase begins we will provide annual settlement payments until death of the last surviving covered person. See “MassMutual Lifetime Income Protector – Settlement Phase.”

Excess withdrawals.  Excess withdrawals may be taken at any time. They will reduce, and may eliminate, the value of the guarantees provided by this feature.

Examples.  For examples of how the feature works see “Appendix X – MassMutual Lifetime Income Protector Examples.”

Withdrawals of the Annual Income Amount.  You can commence withdrawals of the annual income amount on or after the income eligibility date. Withdrawals of the annual income amount must be automated through the SWP. You cannot stop the SWP of the annual income amount once it begins. The annual income amount withdrawals are taken from your contract value.

Negative Impact of Excess Withdrawals.  In addition to reducing your contract value, each excess withdrawal immediately reduces the income base and the guaranteed income floor.

All excess withdrawals are subject to any applicable contingent deferred sales charge.

Excess Withdrawals and the Income Base.  An excess withdrawal reduces the income base in direct proportion to the contract value reduction for the amount of the excess withdrawal.

The following formula shows the impact of an excess withdrawal on the income base.

A =	B X (C/D)

Where:

A is the income base after the excess withdrawal

B is the income base immediately prior to the excess withdrawal

C is your contract value immediately after the excess withdrawal

D is your contract value immediately prior to the excess withdrawal

If only a portion of a withdrawal is an excess withdrawal, we will first reduce your contract value by the non-excess withdrawal portion and your income base will remain the same. We will then reduce your contract value by the excess withdrawal portion and adjust the income base using the formula above.

Impact of a Request to Apply all or a Portion of Your Contract Value to an Annuity Option.  We consider a request to apply all or a portion of your contract value to an annuity option as a withdrawal for the purposes of calculation of the income base, guaranteed income floor and annual income amount.

Impact of Withdrawals on the Death Benefit.  If you are participating in the MassMutual Lifetime Income Protector and the basic death benefit, when you make withdrawals we will reduce the value of the death benefit as described in “Death Benefit – Basic Death Benefit.” Any withdrawal will lower your contract value. Therefore, if you are participating in the Contract Value Death Benefit any withdrawal will reduce the death benefit. See “Additional Features – Contract Value Death Benefit.”

Withdrawals Before the Income Eligibility Date.  Any withdrawal, including RMDs, taken prior to the income eligibility date is an excess withdrawal. Such withdrawal:

1)	is subject to any applicable contingent deferred sales charge;

2)	reduces your contract value;

3)	reduces the income base;

4)	reduces the guaranteed income floor;

5)	reduces any future annual settlement payments; and

6)	reduces the death benefit.

Withdrawals On or After the Income Eligibility Date

Requesting the First Withdrawal.  The date of your first withdrawal is the income start date. At the time of your first withdrawal we require you to elect the SWP even if you do not want to utilize it for the first withdrawal. You cannot stop the SWP of the annual income amount once it begins.

SWP and the Annual Income Amount.  When you elect the SWP you will establish a withdrawal frequency (monthly, quarterly, semi-annual or annual) for the annual income amount. If the withdrawals are RMDs the scheduled frequency must be annual.

We apportion the annual income amount for the frequency you elect. For example, if you elect an annual frequency the first SWP withdrawal will be 100% of the annual income amount; if you elect a monthly frequency the first SWP withdrawal will be 1/12th of the annual income amount.

If the income start date is not on your contract anniversary we will prorate the number of SWP withdrawals based on the scheduled frequency elected. For example: a) you request a monthly frequency; b) the annual income amount is $12,000; c) the income start date occurs on the sixth month of a contract year. Therefore, in that contract year there will be seven monthly withdrawals of $1,000. We will not require that you withdraw the remaining $5,000 of the annual income amount. In each subsequent contract year we will require that you withdraw the entire annual income amount.

Withdrawals Outside of the SWP.  If you make withdrawals outside of the SWP we will count those towards the annual income amount. If the entire annual income amount is withdrawn prior to the next contract anniversary we will halt the SWP for the remainder of the current contract year. Any subsequent withdrawals prior to the next contract anniversary will be treated as excess withdrawals. Upon the next contract anniversary we will recalculate the annual income amount and the SWP will commence, based on the frequency previously established.

Any portion of a withdrawal that exceeds the annual income amount will be considered an excess withdrawal. The only exception to this rule is made for certain RMDs which meet specific criteria described in “MassMutual Lifetime Income Protector – Important Terms – Excess Withdrawals.”

Settlement Phase.  Your contract will enter the settlement phase if:

1)	your contract value is reduced to zero; and

2)	the guaranteed income floor is greater than zero.

When your contract enters the settlement phase:

a)	the remaining annual income amount for that contract year is paid in accordance with the frequency previously selected;

b)	beginning on the next contract anniversary settlement payments will be paid each contract year until the last surviving covered person dies;

c)	all other rights and benefits under your contract, including any applicable death benefit, will terminate and additional purchase payments will not be accepted; and

d)	we will no longer deduct the charge for MassMutual Lifetime Income Protector.

Amount of Settlement Payments.  The annual amount of settlement payments will equal the guaranteed income floor amount calculated on the date the contract enters the settlement phase. We report settlement payments as annuity payments for tax reporting purposes.

Frequency of Settlement Payments.  You can request settlement payments be paid monthly, quarterly, semi-annually or annually. If any payment is less than $100 we reserve the right to change the payment basis to equivalent quarterly, semi-annual or annual payments or to provide an equivalent cash lump sum.

Latest Permitted Annuity Start Date.  The latest permitted annuity start date is defined in “Income Phase – Annuity Payment Start Date.” Once the latest permitted annuity start date is reached you must elect one of the following:

1)	Apply your contract value to one of the annuity options described in “The Income Phase – Annuity Options.”

2)	Apply your contract value to receive payments for the life of the covered person(s). These payments will be the greater of the guaranteed income floor or the annual amount that the contract value will provide under:

a)	a life fixed annuity for the single life version; or

b)	a joint and last survivor fixed annuity for the joint life version.

3)	Terminate your contract by taking a full withdrawal of your contract value.

Payment of the Contract’s Death Benefit and MassMutual Lifetime Income Protector.  If you have a current election of MassMutual Lifetime Income Protector and a death benefit is paid from the contract there will be one of several outcomes:

1)	If the beneficiary takes the death benefit in a lump sum under the terms of the contract the contract will terminate and MassMutual Lifetime Income Protector will no longer be in effect;

2)	If the beneficiary does not take the death benefit in a lump sum, then:

a)	If the deceased owner (or annuitant, if the owner is a non-natural person) is the last surviving covered person, MassMutual Lifetime Income Protector will no longer be in effect. If the beneficiary is the covered person’s spouse, he or she may continue the contract without MassMutual Lifetime Income Protector.

b)	If the deceased owner (or annuitant, if the owner is a non-natural person) is not the last surviving covered person, MassMutual Lifetime Income Protector will continue provided the covered person continues the contract pursuant to IRC Sections 72(s)(3) and 401(a)(9).

The right to continue the contract by a surviving spouse can only be exercised once while the contract is in effect.

Currently federal tax law only recognizes spouses if they are married individuals of the opposite sex. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

Allocation Restrictions.  If you elect MassMutual Lifetime Income Protector you must participate in Custom Allocation Choice Select or the applicable Asset Allocation Funds. See “Transfers and Transfer Programs – Asset Allocation Programs.” You cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Purchase Payment Limits.  We reserve the right to limit total purchase payments after the first contract year to $100,000.

Cost of MassMutual Lifetime Income Protector. If you elect MassMutual Lifetime Income Protector we will deduct a charge from your contract value. The charge is equal, on an annual basis, to a percentage of the income base as of the date the charge is deducted. Currently, the charge is X.XX%. We may increase this charge at any time, but the charge will never exceed 1.95%. While the feature is in effect we will deduct the charge quarterly in arrears. The charge will commence on the first contract year quarter following the date we add MassMutual Lifetime Income Protector to your contract. This charge will end on the earlier of the date your contract enters the settlement phase or the date MassMutual Lifetime Income Protector is terminated.

Termination of MassMutual Lifetime Income Protector.  You cannot cancel this feature, however, it will terminate upon the earliest of the following dates:

1)	when your full contract value is applied to an annuity option;

2)	when an excess withdrawal reduces your contract value to zero;

3)	when you request we cancel the contract;

4)	when the contract is assigned;

5)	when the contract owner is changed, if the contract is individually owned;

6)	when the annuitant is changed, if the contract is non-naturally owned;

7)	when there is no longer a surviving covered person;

8)	when a death benefit is payable and the beneficiary takes the death benefit as a lump sum under the terms of the contract;

9)	when a surviving covered person does not continue the contract upon death of a joint contract owner.

Once terminated the feature cannot be re-elected.

Important Considerations

Once you elect MassMutual Lifetime Income Protector you cannot cancel the feature.

You cannot stop the systematic withdrawal program of the annual income amount once it begins.

You should not elect MassMutual Lifetime Income Protector if you have a need to take withdrawals, including RMDs, before the income eligibility date because early withdrawals have a negative impact on the feature.

Changes to the contract owner(s) or annuitant(s), if the owner is a non-natural person, may terminate MassMutual Lifetime Income Protector.

Currently federal tax law only recognizes spouses if they are married individuals of the opposite sex. Therefore, when the contract is continued after death of a same-sex spouse adverse tax consequences may result from both continuing the contract and continuing MassMutual Lifetime Income Protector.

If you elect MassMutual Lifetime Income Protector we limit the investment choices available to you for the life of the contract.

Excess withdrawals will reduce and may eliminate the value of the guarantees provided by this feature.

Additional purchase payments after the second contract year will not increase the value of the guarantees provided by this feature.

Election of this feature does not in any way guarantee the performance of any of the investment choices available under this contract.

Before electing MassMutual Lifetime Income Protector consult with a qualified financial professional to discuss this feature and all other aspects of the contract.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General.   Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that in most circumstances you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some recent guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether a contract owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest account values, and if so, what that number might be.

We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Section 1041 of the Code.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Income Tax Withholding.   All distributions or the portion of distributions includible in your gross income may be subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from tax-sheltered annuities and from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) Plan or a tax-sheltered annuity made after December 31, 1998.

Section 1035 Tax Free Exchanges.  Section 1035 of the Code provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax-free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance that the partial exchange of an annuity contract for another annuity contract will be tax-free if no distribution is taken from either contract for a period of one year after the exchange. According to the guidance, if a distribution takes place from one of the contracts within the one year timeframe the original exchange will be treated as a failed 1035 exchange and the amount transferred will be treated as a taxable distribution. Several exceptions are provided that would allow a distribution within the one year timeframe and still allow the original exchange to be treated as a good 1035 exchange. These include becoming disabled or turning 59 1/2 between the time of the exchange and the distribution. You should consult your own tax adviser before entering into any section 1035 exchange.

Qualified and Non-Qualified Contracts.  If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts.  The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Distributions After Death of Owner.  In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Withdrawals – Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•

after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•

distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	certain qualified reservist distributions;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan, including TSAs and IRAs, must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1 /2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. Please consult a tax adviser to determine how this may impact your specific circumstances. More details can be found in the Statement of Additional Information.

On December 23, 2008, President Bush signed the “Worker, Retiree, and Employer Recovery Act of 2008.” This new legislation allows many qualified plan participants, IRA owners, and beneficiaries under these plans the option to suspend or not take their 2009 required minimum distribution (RMD). The RMD relief does not apply to defined benefit plans and IRAs funded with immediate annuities. Additionally the relief does not apply to RMDs for the 2008 tax year. If 2008 is the first year of your minimum distribution and you delayed taking one until April 1, 2009, you are still required to receive that RMD amount. The RMD relief also does not apply to the 2010 tax year. If 2009 is the first year of your minimum distribution a distribution does not need to be taken by April 1, 2010 but a RMD is required to be taken for 2010 by December 31, 2010.

Since the suspension of RMD payments in 2009 is optional, we will continue all active systematic RMD programs unless otherwise requested by the contract owner or financial professional.

RMD distributions for 2009 that have already been received may be eligible to be rolled over to another eligible retirement plan including an IRA. However, distributions from a qualified plan that are no longer RMD payments based on the new legislation may not be eligible to be rolled over if they are part of a series of substantially equal periodic payments for life or for a specific period of ten or more years. Additionally IRA owners are only allowed one rollover per year and it must be accomplished within 60 days of receiving the eligible rollover payment.

Withdrawals – Tax-Sheltered Annuities.  Recently issued IRS regulations make significant changes to the requirements that must be met in order for a Tax-Sheltered Annuity (TSA) plan to qualify under section 403(b). Effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA Plan to determine the specific rules that apply to them.

Generally an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant has until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The Code limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

(1)	reaches age 59 1/2;

(2)	has a severance from employment;

(3)	dies;

(4)	becomes disabled, as that term is defined in the Code; or

(5)	the TSA plan terminates (starting 1/1/09).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Non-Resident Aliens.  Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) a U.S. individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of the income from the distribution.

Other Information

Distribution

The contracts are sold by both registered representatives of MML Investors Services, Inc. (MMLISI), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the separate account, MMLISI serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the contract by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

Additional Compensation Paid to MMLISI.  Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers.  We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional compensation for selling this contract, visit www.massmutual.com/legal/compagreements or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission Of Application Information

Subject to state availability, upon agreement with a limited number of broker-dealers and in certain conditions, we will accept electronic data transmissions of application information. Contact our Retirement Income Service Center for more information.

Assignment

In certain states, you cannot assign the contract without our approval. We will refuse or accept any request to assign this contract on a non-discriminatory basis. Please refer to your contract.

We must receive written notice of the assignment for any assignment we allow to be binding on us. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of contract owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Changes to the Contract

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Termination of Contract

We will terminate your contract upon the occurrence of any of the following events: 1) the date of the last annuity payment; 2) the date payment is made of the entire contract value; 3) the date of the last payment upon death to the last beneficiary; or 4) the date your contract is returned under the right to examine contract provision. In addition, in most states we reserve the right to terminate your contract if no purchase payments have been received by us for a period of two years and the paid-up annuity benefit at the annuity date arising from purchase payments paid prior to such period is less than $20.00 per month.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Legal Proceedings

Massachusetts Mutual Life Insurance Company (MassMutual) is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While MassMutual is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to MassMutual’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact MassMutual’s financial position or liquidity. However, the outcome of a particular proceeding may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of MassMutual’s income for the period.

In December 2008, MassMutual and MassMutual Holding LLC (MMHLLC) have been named as defendants in a number of putative class action lawsuits filed by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff (Madoff) through his company, Bernard L. Madoff Investment Securities, LLC (BMIS). The plaintiffs allege a variety of state law and federal securities claims against MassMutual and/or MMHLLC seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont Group Holdings, Inc. and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. MassMutual and MMHLLC believe they have substantial defenses and will vigorously defend themselves in these actions. MassMutual and MMHLLC believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. Therefore, no loss contingency has been recorded as of December 31, 2008. As of December 31, 2008, MassMutual had no investments in Madoff – managed strategies to which any value has been ascribed.

MassMutual, together with numerous other defendants, was named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to MassMutual.

In 2005, MassMutual received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2008, MassMutual had paid $233 million resulting from this settlement.

MassMutual is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, MassMutual has been contacted by various regulatory agencies including among others, the

Securities and Exchange Commission, U.S. Department of Labor, Financial Industry Regulatory Authority and various state insurance departments and state attorneys general. MassMutual has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, MassMutual believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact MassMutual’s financial position or liquidity. The outcome of a particular matter may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of MassMutual’s income for the period.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Contract

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Federal Tax Matters

11.	Experts

12.	Financial Statements

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for MassMutual Transitions SelectSM (AN3503SAI).

Name

Address

City	State	Zip

Telephone

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values Pre-2008 Version (for contracts applied for prior to 9/8/08 or in states where the 2008 Version was unavailable)

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
AIM V.I. Financial Services (Series I)	$4.08	$10.17	$13.23	$11.50	$11.00	$10.00	(a)
AIM V.I. Global Health Care (Series I)	9.59	13.59	12.29	11.82	11.07	10.00	(a)
AIM V.I. Technology (Series I)	8.01	14.60	13.71	12.56	12.45	10.00	(a)
Calvert Social Balanced	—	—	—	11.28	10.81	10.00	(a)
Fidelity VIP Contrafund (Initial Class)	9.81	17.26	14.85	13.45	11.65	10.00	(a)
ING Global Real Estate(f)	7.14	10.12	12.24	—	—	10.00	(b)
Janus Aspen Balanced	—	—	—	11.59	10.90	10.00	(a)
MFS Investors Trust	—	—	—	12.10	11.42	10.00	(a)
MFS New Discovery	—	—	—	13.12	12.62	10.00	(a)
MML Aggressive Allocation (Initial Class)	6.81	—	—	—	—	10.00	(d)
MML AllianceBernstein Large Cap Growth (Initial Class)(k)	8.01	13.70	12.20	11.78	11.28	10.00	(a)
MML AllianceBernstein Small/Mid Cap Value (Initial Class)	7.46	12.23	15.15	12.79	11.91	10.00	(a)
MML American Century Income & Growth (Initial Class)	8.52	13.21	13.46	11.64	11.26	10.00	(a)
MML American Century Mid Cap Value (Initial Class)	9.58	12.83	13.29	11.51	11.09	10.00	(a)
MML American Funds Core Allocation	7.86	—	—	—	—	10.00	(e)
MML American Funds Growth	6.70	—	—	—	—	10.00	(e)
MML American Funds International	7.27	—	—	—	—	10.00	(e)
MML Babson Blend (Initial Class)	9.90	12.96	12.38	11.21	10.85	10.00	(a)
MML Babson Enhanced Index Core Equity (Initial Class)	8.63	13.93	13.49	11.76	11.28	10.00	(a)
MML Babson Inflation-Protected and Income (Initial Class)	10.26	10.86	10.21	10.24	10.20	10.00	(a)
MML Babson Managed Bond (Initial Class)	11.33	11.19	10.57	10.28	10.17	10.00	(a)
MML Balanced Allocation (Initial Class)	7.81	—	—	—	—	10.00	(d)
MML Baring China (Service Class I)	7.92	—	—	—	—	10.00	(e)
MML Baring Strategic Emerging Markets (Service Class I)	6.91	—	—	—	—	10.00	(e)
MML Capital Guardian Asset Allocation (Initial Class)	8.97	13.02	13.02	11.64	10.80	10.00	(a)
MML Capital Guardian Growth & Income (Initial Class)	7.40	12.50	12.68	11.66	11.16	10.00	(a)
MML Conservative Allocation (Initial Class)	8.23	—	—	—	—	10.00	(d)
MML Davis Large Cap Value (Initial Class)	8.37	13.94	13.53	11.99	11.11	10.00	(a)
MML Emerging Growth (Initial Class)	8.99	15.67	13.45	12.93	12.97	10.00	(a)
MML Equity Index (Class I)	8.51	13.72	13.20	11.59	11.23	10.00	(a)
MML Growth Allocation (Initial Class)	7.17	—	—	—	—	10.00	(d)
MML Legg Mason Concentrated Growth (Class I)	6.25	15.75	13.85	13.26	11.93	10.00	(a)
MML Moderate Allocation (Initial Class)	7.61	—	—	—	—	10.00	(d)
MML Money Market	10.08	—	—	—	—	10.00	(d)
MML NASDAQ-100® (Initial Class)	8.66	15.06	12.83	12.17	12.16	10.00	(a)
MML Neuberger Berman Global (Class I)(j)	7.39	13.29	12.98	11.71	11.23	10.00	(a)
MML Oppenheimer Small Cap Equity (Initial Class)	7.79	12.75	13.06	11.96	12.14	10.00	(a)
MML Oppenheimer Small Company Opportunities (Initial Class)(g)	8.39	14.05	15.30	13.41	12.24	10.00	(a)
MML Oppenheimer/Bernstein Equity (Initial Class)	8.07	13.97	13.59	11.66	11.45	10.00	(a)
MML Small Cap Index (Initial Class)	9.62	14.18	14.43	12.68	12.31	10.00	(a)
MML T. Rowe Price Blue Chip Growth (Initial Class)	8.13	14.29	12.83	11.87	11.34	10.00	(a)
MML T. Rowe Price Equity Income (Initial Class)	8.83	13.91	13.64	11.60	11.30	10.00	(a)
MML T. Rowe Price Growth Equity (Initial Class)(h)	6.68	11.79	11.43	11.35	11.06	10.00	(a)
MML T. Rowe Price Mid Cap Growth (Initial Class)	6.83	11.56	10.00	—	—	10.00	(b)
MML Templeton Foreign (Initial Class)	10.13	17.39	15.51	12.71	11.68	10.00	(a)
MML W&R/Wellington Small Cap Growth Equity (Initial Class)	9.60	15.80	14.58	13.53	12.28	10.00	(a)

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
Oppenheimer Balanced (Non-Service)(i)	$7.16	$12.82	$12.50	$11.38	$11.09	$10.00	(a)
Oppenheimer Capital Appreciation (Non-Service)	7.48	13.89	12.31	11.54	11.12	10.00	(a)
Oppenheimer Global Securities (Non-Service)	10.08	17.05	16.22	13.95	12.36	10.00	(a)
Oppenheimer High Income (Non-Service)(i)	2.40	11.38	11.53	10.66	10.55	10.00	(a)
Oppenheimer International Growth (Non-Service)	11.32	19.97	17.94	13.88	12.32	10.00	(a)
Oppenheimer Main Street (Non-Service)	8.33	13.69	13.26	11.67	11.15	10.00	(a)
Oppenheimer MidCap (Non-Service)	7.19	14.28	13.58	13.35	12.04	10.00	(a)
Oppenheimer Money (Non-Service)(c)	11.09	10.91	10.51	10.16	10.01	10.00	(a)
Oppenheimer Strategic Bond (Non-Service)	10.50	12.38	11.42	10.75	10.60	10.00	(a)
PIMCO CommodityRealReturn Strategy	6.36	11.46	9.42	—	—	10.00	(b)
Scudder VIT EAFE Equity Index	—	—	—	—	11.91	10.00	(a)

(a)	Commencement of public offering was August 9, 2004.
(b)	Commencement of public offering was May 1, 2006.
(c)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(d)	Commencement of public offering was January 19, 2008.
(e)	Commencement of public offering was September 8, 2008.
(f)	This sub-account is now known as ING Clarion Global Real Estate.
(g)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(h)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(i)	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers.
(j)	This sub-account is now known as MML MFS® Global.
(k)	This sub-account is now known as MML Rainier Large Cap Growth.

Accumulation Units Outstanding Pre-2008 Version (for contracts applied for prior to 9/8/08 or in states where the 2008 Version was unavailable)

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004
AIM V.I. Financial Services (Series I)(a)	188,945	49,392	42,812	24,976	396
AIM V.I. Global Health Care (Series I)(a)	109,352	81,276	67,816	42,958	909
AIM V.I. Technology (Series I)(a)	90,551	105,684	39,306	16,005	4,017
Calvert Social Balanced(a)	—	—	—	63,078	300
Fidelity VIP Contrafund (Initial Class)(a)	13,646,245	11,836,773	8,386,549	3,921,539	222,684
ING Global Real Estate(b),(f)	343,037	307,989	141,980	—	—
Janus Aspen Balanced(a)	—	—	—	156,110	3,894
MFS Investors Trust(a)	—	—	—	33,237	2,161
MFS New Discovery(a)	—	—	—	44,652	8,908
MML Aggressive Allocation (Initial Class)(d)	2,547,617	—	—	—	—
MML AllianceBernstein Large Cap Growth (Initial Class)(a),(k)	235,972	232,041	199,424	134,281	20,099
MML AllianceBernstein Small/Mid Cap Value (Initial Class)(a)	11,729,905	11,533,321	6,106,350	2,934,827	159,926
MML American Century Income & Growth (Initial Class)(a)	345,049	298,639	200,825	112,908	5,744
MML American Century Mid Cap Value (Initial Class)(a)	10,882,725	12,571,307	7,697,678	3,800,244	218,884
MML American Funds Core Allocation(e)	317,066	—	—	—	—
MML American Funds Growth(e)	48,892	—	—	—	—
MML American Funds International(e)	22,553	—	—	—	—
MML Babson Blend (Initial Class)(a)	347,039	320,428	276,101	28,905	411
MML Babson Enhanced Index Core Equity (Initial Class)(a)	105,405	105,320	84,354	10,733	0
MML Babson Inflation-Protected Bond and Income (Initial Class)(a)	13,751,545	17,068,156	11,168,176	5,498,782	365,217
MML Babson Managed Bond (Initial Class)(a)	9,015,823	10,825,760	7,431,661	3,965,132	273,775
MML Balanced Allocation (Initial Class)(d)	7,011,950	—	—	—	—
MML Baring China (Service Class I)(e)	7,373	—	—	—	—
MML Baring Strategic Emerging Markets (Service Class I)(e)	3,357	—	—	—	—
MML Capital Guardian Asset Allocation (Initial Class)(a)	1,885,969	1,946,204	1,401,770	797,754	40,904
MML Capital Guardian Growth & Income (Initial Class)(a)	1,894,386	1,868,136	1,564,659	1,051,699	50,604

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004
MML Conservative Allocation (Initial Class)(d)	4,257,777	—	—	—	—
MML Davis Large Cap Value (Initial Class)(a)	11,332,429	10,419,193	6,621,104	3,025,309	178,921
MML Emerging Growth (Initial Class)(a)	129,115	106,026	54,170	20,338	633
MML Equity Index (Class I)(a)	210,954	194,699	122,502	66,779	2,342
MML Growth Allocation (Initial Class)(d)	30,186,013	—	—	—	—
MML Legg Mason Concentrated Growth (Class I)(a)	454,773	311,907	137,667	75,870	1,942
MML Moderate Allocation (Initial Class)(d)	21,804,107	—	—	—	—
MML Money Market(d)	878,733	—	—	—	—
MML NASDAQ-100® (Initial Class)(a)	71,643	56,178	35,826	24,565	3,232
MML Neuberger Berman Global (Class I)(a),(j)	172,259	113,655	83,613	28,909	696
MML Oppenheimer Small Cap Equity (Initial Class)(a)	257,713	199,251	129,369	53,792	624
MML Oppenheimer Small Company Opportunities (Initial Class)(a),(g)	471,518	478,989	323,800	152,097	4,496
MML Oppenheimer/Bernstein Equity (Initial Class)(a)	449,114	371,719	114,312	70,101	6,415
MML Small Cap Index (Initial Class)(a)	356,042	302,138	255,953	115,259	8,458
MML T. Rowe Price Blue Chip Growth (Initial Class)(a)	660,384	504,145	350,689	171,208	9,525
MML T. Rowe Price Equity Income (Initial Class)(a)	13,153,239	12,928,621	8,423,559	4,202,242	252,278
MML T. Rowe Price Growth Equity (Initial Class)(a),(h)	90,571	32,809	27,213	17,061	2,059
MML T. Rowe Price Mid Cap Growth (Initial Class)(b)	1,407,279	854,658	297,130	—	—
MML Templeton Foreign (Initial Class)(a)	12,000,064	11,135,413	7,793,192	3,799,247	226,558
MML W&R/Wellington Small Cap Growth Equity (Initial Class)(a)	8,608,226	8,443,613	5,605,643	2,436,841	143,746
Oppenheimer Balanced (Non-Service)(a),(i)	603,294	558,655	387,103	266,830	9,811
Oppenheimer Capital Appreciation (Non-Service)(a)	16,527,736	14,065,061	9,824,031	4,577,447	263,965
Oppenheimer Global Securities (Non-Service)(a)	9,983,642	9,472,910	6,545,304	3,242,706	161,905
Oppenheimer High Income (Non-Service)(a),(i)	1,085,013	1,046,198	765,144	496,370	26,227
Oppenheimer International Growth (Non-Service)(a)	1,383,911	1,046,869	464,078	109,827	1,631
Oppenheimer Main Street (Non-Service)(a)	376,016	420,919	230,789	124,981	7,409
Oppenheimer MidCap (Non-Service)(a)	12,107,991	9,908,399	6,253,242	2,786,018	165,581
Oppenheimer Money (Non-Service)(a),(c)	1,934,547	984,642	738,024	409,197	35,982
Oppenheimer Strategic Bond (Non-Service)(a)	14,564,970	15,895,531	10,569,614	5,207,116	294,868
PIMCO CommodityRealReturn Strategy(b)	715,689	156,830	71,102	—	—
Scudder VIT EAFE Equity Index(a)	—	—	—	—	485

(a)	Commencement of public offering was August 9, 2004.
(b)	Commencement of public offering was May 1, 2006.
(c)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(d)	Commencement of public offering was January 19, 2008.
(e)	Commencement of public offering was September 8, 2008.
(f)	This sub-account is now known as ING Clarion Global Real Estate.
(g)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(h)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(i)	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers.
(j)	This sub-account is now known as MML MFS® Global.
(k)	This sub-account is now known as MML Rainier Large Cap Growth.

Accumulation Unit Values 2008 Version (for contracts applied for on or after 9/8/08, subject to state availability)

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Value at Inception Date
AIM V.I. Financial Services (Series II)	$4.07	$ —	$ —	$ 7.75	(c)
AIM V.I. Global Health Care (Series II)	9.58	—	—	12.64	(c)
AIM V.I. Technology (Series II)	7.99	—	—	11.95	(c)
Fidelity VIP Contrafund (Service Class 2)	9.79	—	—	14.04	(c)
ING Global Real Estate(d)	7.14	—	—	10.00	(a)
MML Aggressive Allocation (Service Class)	6.79	—	—	9.63	(c)
MML AllianceBernstein Large Cap Growth (Service Class)(i)	8.00	—	—	11.11	(c)
MML AllianceBernstein Small/Mid Cap Value (Service Class)	7.46	—	—	11.45	(c)
MML American Century Income & Growth (Service Class)	8.52	—	—	11.46	(c)
MML American Century Mid Cap Value (Service Class)	9.56	—	—	12.69	(c)
MML American Funds Core Allocation	7.86	—	—	10.00	(c)
MML American Funds Growth	6.70	—	—	10.00	(c)
MML American Funds International	7.27	—	—	10.00	(c)
MML Babson Blend (Service Class)	9.89	—	—	12.03	(c)
MML Babson Enhanced Index Core Equity (Service Class)	8.62	—	—	12.00	(c)
MML Babson Inflation-Protected and Income (Service Class)	10.25	—	—	11.20	(c)
MML Babson Managed Bond (Service Class)	11.32	—	—	11.40	(c)
MML Balanced Allocation (Service Class)	7.81	—	—	9.77	(c)
MML Baring China (Service Class I)	7.92	—	—	10.00	(c)
MML Baring Strategic Emerging Markets (Service Class I)	6.91	—	—	10.00	(c)
MML Capital Guardian Asset Allocation (Service Class)	8.97	—	—	11.48	(c)
MML Capital Guardian Growth & Income (Service Class)	7.39	—	—	10.45	(c)
MML Conservative Allocation (Service Class)	8.21	—	—	9.85	(c)
MML Davis Large Cap Value (Service Class)	8.36	—	—	12.12	(c)
MML Emerging Growth (Service Class)	8.99	—	—	13.06	(c)
MML Equity Index (Service Class I)	8.50	—	—	11.89	(c)
MML Growth Allocation (Service Class)	7.17	—	—	9.68	(c)
MML Legg Mason Concentrated Growth (Service Class I)	6.24	—	—	11.09	(c)
MML Moderate Allocation (Service Class)	7.61	—	—	9.75	(c)
MML Money Market	10.08	—	—	10.00	(b)
MML NASDAQ-100® (Service Class)	8.65	—	—	12.62	(c)
MML Neuberger Berman Global (Service Class I)(h)	7.42	—	—	10.84	(c)
MML Oppenheimer Small Cap Equity (Service Class)	7.77	—	—	11.74	(c)
MML Oppenheimer Small Company Opportunities (Service Class)(e)	8.38	—	—	12.68	(c)
MML Oppenheimer/Bernstein Equity (Service Class)	8.06	—	—	11.80	(c)
MML Small Cap Index (Service Class)	9.61	—	—	13.77	(c)
MML T. Rowe Price Blue Chip Growth (Service Class)	8.13	—	—	12.10	(c)
MML T. Rowe Price Equity Income (Service Class)	8.83	—	—	12.34	(c)
MML T. Rowe Price Growth Equity (Service Class)(f)	6.67	—	—	10.01	(c)
MML T. Rowe Price Mid Cap Growth (Service Class)	6.83	—	—	10.13	(c)
MML Templeton Foreign (Service Class)	10.12	—	—	13.67	(c)
MML W&R/Wellington Small Cap Growth Equity (Service Class)	9.59	—	—	13.72	(c)
Oppenheimer Balanced (Service)(g)	7.16	—	—	11.39	(c)
Oppenheimer Capital Appreciation (Service)	7.47	—	—	11.60	(c)
Oppenheimer Global Securities (Service)	10.07	—	—	14.13	(c)
Oppenheimer High Income (Service)(g)	2.41	—	—	10.08	(c)
Oppenheimer International Growth (Service)	11.30	—	—	16.06	(c)
Oppenheimer Main Street (Service)	8.32	—	—	11.62	(c)
Oppenheimer MidCap (Service)	7.18	—	—	11.93	(c)
Oppenheimer Strategic Bond (Service)	10.48	—	—	12.30	(c)
PIMCO CommodityRealReturn Strategy	6.36	—	—	10.00	(a)

(a)	Commencement of public offering was May 1, 2006.
(b)	Commencement of public offering was January 19, 2008.
(c)	Commencement of public offering was September 8, 2008.
(d)	This sub-account is now known as ING Clarion Global Real Estate.
(e)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(f)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(g)	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers.
(h)	This sub-account is now known as MML MFS® Global.
(i)	This sub-account is now known as MML Rainier Large Cap Growth.

Accumulation Units Outstanding 2008 Version (for contracts applied for on or after 9/8/08, subject to state availability)

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006
AIM V.I. Financial Services (Series II)(c)	39,877	—	—
AIM V.I. Global Health Care (Series II)(c)	21,147	—	—
AIM V.I. Technology (Series II)(c)	3,914	—	—
Fidelity VIP Contrafund (Service Class 2)(c)	438,839	—	—
ING Global Real Estate(a),(d)	95,818	—	—
MML Aggressive Allocation (Service Class)(c)	441,201	—	—
MML AllianceBernstein Large Cap Growth (Service Class)(c),(i)	8,429	—	—
MML AllianceBernstein Small/Mid Cap Value (Service Class)(c)	126,381	—	—
MML American Century Income & Growth (Service Class)(c)	47,215	—	—
MML American Century Mid Cap Value (Service Class)(c)	146,736	—	—
MML American Funds Core Allocation(c)	5,655,443	—	—
MML American Funds Growth(c)	458,604	—	—
MML American Funds International(c)	402,216	—	—
MML Babson Blend (Service Class)(c)	106,769	—	—
MML Babson Enhanced Index Core Equity (Service Class)(c)	7,482	—	—
MML Babson Inflation-Protected Bond and Income (Service Class)(c)	344,013	—	—
MML Babson Managed Bond (Service Class)(c)	430,569	—	—
MML Balanced Allocation (Service Class)(c)	4,425,534	—	—
MML Baring China (Service Class I)(c)	15,536	—	—
MML Baring Strategic Emerging Markets (Service Class I)(c)	38,549	—	—
MML Capital Guardian Asset Allocation (Service Class)(c)	86,494	—	—
MML Capital Guardian Growth & Income (Service Class)(c)	74,853	—	—
MML Conservative Allocation (Service Class)(c)	2,943,866	—	—
MML Davis Large Cap Value (Service Class)(c)	302,024	—	—
MML Emerging Growth (Service Class)(c)	6,230	—	—
MML Equity Index (Service Class I)(c)	31,402	—	—
MML Growth Allocation (Service Class)(c)	18,060,077	—	—
MML Legg Mason Concentrated Growth (Service Class I)(c)	39,905	—	—
MML Moderate Allocation (Service Class)(c)	11,674,767	—	—
MML Money Market(b)	37,098	—	—
MML NASDAQ-100® (Service Class)(c)	20,366	—	—
MML Neuberger Berman Global (Service Class I)(c),(h)	9,623	—	—
MML Oppenheimer Small Cap Equity (Service Class)(c)	16,112	—	—
MML Oppenheimer Small Company Opportunities (Service Class)(c),(e)	16,163	—	—
MML Oppenheimer/Bernstein Equity (Service Class)(c)	146,434	—	—
MML Small Cap Index (Service Class)(c)	73,134	—	—
MML T. Rowe Price Blue Chip Growth (Service Class)(c)	121,324	—	—
MML T. Rowe Price Equity Income (Service Class)(c)	416,059	—	—
MML T. Rowe Price Growth Equity (Service Class)(c),(f)	32,202	—	—
MML T. Rowe Price Mid Cap Growth (Service Class)(c)	296,878	—	—
MML Templeton Foreign (Service Class)(c)	93,806	—	—
MML W&R/Wellington Small Cap Growth Equity (Service Class)(c)	57,995	—	—
Oppenheimer Balanced (Service)(c),(g)	50,734	—	—
Oppenheimer Capital Appreciation (Service)(c)	64,267	—	—
Oppenheimer Global Securities (Service)(c)	188,067	—	—
Oppenheimer High Income (Service)(c),(g)	71,787	—	—
Oppenheimer International Growth (Service)(c)	153,031	—	—
Oppenheimer Main Street (Service)(c)	10,549	—	—
Oppenheimer MidCap (Service)(c)	26,194	—	—
Oppenheimer Strategic Bond (Service)(c)	621,171	—	—
PIMCO CommodityRealReturn Strategy(a)	114,182	—	—

(a)	Commencement of public offering was May 1, 2006.
(b)	Commencement of public offering was January 19, 2008.
(c)	Commencement of public offering was September 8, 2008.
(d)	This sub-account is now known as ING Clarion Global Real Estate.
(e)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(f)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(g)	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers.
(h)	This sub-account is now known as MML MFS® Global.
(i)	This sub-account is now known as MML Rainier Large Cap Growth.

Appendix B

Long Term Guarantee Fixed Account Interest Rate Factor Adjustment Calculation

The Long-Term Guarantee Fixed Account interest rate factor is determined by the following formula:

(1+a) (n/12)/(1 + b)(n/12)

a =	The initial index rate. The initial index rate is the rate in the Treasury Constant Maturity Series determined for the week prior to the week in which we issue your contract or the most recent renewal of a Long-Term Guarantee Fixed Account falls, for a maturity equal to the length of the current guarantee period.

b =	The current index rate plus 0.25%. The current index rate is the interest rate in the Treasury Constant Maturity series for a maturity equal to the number of whole months between any day of a guarantee period and the last day of the guarantee period.

n =	The number of whole months left in the current guarantee period.

An interest rate factor adjustment for a partial withdrawal is calculated as follows:

(a + b) × (c-1)

c

a =	the partial withdrawal payment from the Long Term Guarantee Fixed Account

b =	the contingent deferred sales charge for the partial withdrawal applicable to the Long Term Guarantee Fixed Account

c =	the interest rate factor

An interest rate factor adjustment for a full withdrawal is calculated as follows:

a × (b-1)

a =	the contract fund value on the business day we receive the request for a full surrender at our Retirement Income Service Center

b =	the interest rate factor

The contract fund value is equal to your net purchase payment applicable to the Long Term Guarantee Fixed Account on the day we issue your contract. On any day after we issue your contract, the contract fund value is equal to:

(a × b)-c

a =	the previous day’s contract fund value

b =	the sum of one plus the daily interest rate equivalent of the guaranteed interest rate

c =	any contract fund value reduction made on that day

A negative market value adjustment will never result in a payment upon withdrawal that is lower than if the guaranteed rate of interest credited had been equal to the minimum guaranteed interest rate allowed in your state of issue.

Appendix C

Guaranteed Minimum Withdrawal Benefit Examples

Example 1: Single Life Rider – Setting of Initial Values

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
Beginning Year 1	$100,000	$0	$100,000		$5,000	$100,000
*	Guaranteed Lifetime Withdrawal Amount

On the Contract Issue Date, the initial values are set as follows:

•	Benefit Base = initial purchase payment = $100,000.
•	Guaranteed Lifetime Withdrawal Amount = 5% of Benefit Base = $5,000.

Example 2: Credit

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

No withdrawals are taken during the first Contract Year

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
End of Year 1	$100,000	$0	$105,100	$6,000	$5,300	$106,000
*	Guaranteed Lifetime Withdrawal Amount

•	At end of 1st contract year, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base = initial benefit base plus credit = $106,000.
•	Guaranteed lifetime withdrawal amount = 5% of benefit base = $5,300.

Example 3: Withdrawal Not Exceeding the Guaranteed Lifetime Withdrawal Amount

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

Withdrawal occurs in Contract Year 5

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year (end of year)	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2			$110,500	$6,000	$5,600	$112,000
3			$116,000	$6,000	$5,900	$118,000
4			$122,000	$6,000	$6,200	$124,000
5		$6,200	$122,050	$0	$6,200	$124,000
*	Guaranteed Lifetime Withdrawal Amount

•	At end of contract years one through four, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year four = $124,000.
•	Guaranteed lifetime withdrawal amount = 5% of benefit base ($124,000) = $6,200.
•	A withdrawal of $6,200 is taken in contract year 5, so a credit is not applied.
•	The benefit base remains at $124,000 as the withdrawal was not greater than the guaranteed lifetime withdrawal amount; so it is not reduced.

Example 4: Withdrawal Exceeding the Guaranteed Lifetime Withdrawal Amount

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

Withdrawal occurs in Contract Year 5

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year (end of year)	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2			$110,500	$6,000	$5,600	$112,000
3			$116,000	$6,000	$5,900	$118,000
4			$122,000	$6,000	$6,200	$124,000
5		$10,000	$121,000	$0	$6,010	$120,200
*	Guaranteed Lifetime Withdrawal Amount

•	At end of contract years one through four, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year four = $124,000.
•	Guaranteed lifetime withdrawal amount = 5% of benefit base ($124,000) = $6,200.
•

A withdrawal of $10,000 is taken in contract year 5, so a credit is not applied. In addition, since the withdrawal is greater than the available guaranteed lifetime withdrawal amount ($6,200), any applicable contingent deferred sales charge would apply.

•

The benefit base is recalculated, as the withdrawal of $10,000 is greater than the guaranteed lifetime withdrawal amount of $6,200. There is an excess withdrawal of $3,800 ($10,000-$6,200). The benefit base is set to the lesser of a) contract value after the withdrawal ($121,000), or b) the benefit base immediately prior to the withdrawal ($124,000) minus the excess withdrawal ($124,000 - $3,800) = $120,200.

•	Guaranteed lifetime withdrawal amount is recalculated to equal 5% of the new benefit base ($120,200) = $6,010.
•	The contract value is reduced by the amount of the withdrawal and any applicable contingent deferred sales charge

Example 5 – Annual Ratchet

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year (end of year)	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2			$110,500	$6,000	$5,600	$112,000
3			$116,000	$6,000	$5,900	$118,000
4			$122,000	$6,000	$6,200	$124,000
5			$132,000	$6,000	$6,600	$132,000
*	Guaranteed Lifetime Withdrawal Amount

•	At end of contract years one through five, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year five is $132,000, as the contract value at the end of contract year five is greater than the benefit base of $124,000 plus the $6,000 credit.
•	Guaranteed lifetime withdrawal amount = 5% of benefit base ($132,000) = $6,600.

Example 6: Withdrawals Not Exceeding the Guaranteed Withdrawal Amount and Transitioned to Guaranteed Lifetime Withdrawal Amount – At age 60

The values shown are based on the following assumptions:

Contract Owner Age at issue = 52

Initial Purchase Payment = $100,000

Withdrawal occurs in Contract Year 5

Guaranteed Withdrawal Amount applies until the Covered Person is age 60

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GWA/ GLWA*	Benefit Base
1	53	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2	54			$100,000	$6,000	$5,600	$112,000
3	55			$105,000	$6,000	$5,900	$118,000
4	56			$110,000	$6,000	$6,200	$124,000
5	57		$6,200	$112,000	$0	$6,200	$117,800
6	58		$0	$120,000	$5,628	$6,200	$123,428
7	59		$6,200	$117,500	$0	$6,200	$117,228
8	60		$6,200	$109,225	$0	$5,551	$111,028
9	61		$5,551	$107,500	$0	$5,551	$111,028
*	Guaranteed Withdrawal Amount / Guaranteed Lifetime Withdrawal Amount

•	At end of contract years one through four, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year four = $124,000.
•	Guaranteed withdrawal amount = 5% of benefit base = $6,200.
•	A withdrawal of $6,200 is taken in contract year 5, so a credit is not applied.
•	The benefit base is reduced by the amount of the withdrawal, as the withdrawal was taken prior to attainment of age 60.
•	The guaranteed withdrawal amount remains at $6,200, as the withdrawal was not greater than the guaranteed withdrawal amount.
•

At the end of contract year eight, the benefit base of $111,028 locks in as the benefit base, and the guaranteed lifetime withdrawal amount of $5,551 is calculated as 5% of the benefit base ($111,028). When the covered person attains age 60, it will no longer reduce, as long as withdrawals are not greater than the guaranteed lifetime withdrawal amount.

•	The contract value is reduced by the amount of the withdrawal.

Example 7: Withdrawal Exceeding the Guaranteed Withdrawal Amount – Prior to age 60

The values shown are based on the following assumptions:

Contract Owner Age at issue = 54

Initial Purchase Payment = $100,000

Withdrawal occurs in Contract Year 5

Guaranteed Withdrawal Amount applies until the Covered Person is age 60.

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GWA*	Benefit Base
1	55	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2	56			$100,000	$6,000	$5,600	$112,000
3	57			$105,000	$6,000	$5,900	$118,000
4	58			$110,000	$6,000	$6,200	$124,000
5	59		$10,000	$104,500	$0	$5,225	$104,500
*	Guaranteed Withdrawal Amount

•	At end of contract years one through four, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year four = $124,000.
•	Guaranteed withdrawal amount = 5% of benefit base = $6,200.
•	A withdrawal of $10,000 is taken in contract year 5, so a credit is not applied.
•	The benefit base is reduced to the lesser of a) the contract value after the withdrawal or, b) the benefit base immediately prior to the withdrawal, minus the withdrawal.
•	The guaranteed withdrawal amount is modified to $5,225, as the withdrawal was greater than the guaranteed withdrawal amount.
•	The contract value is reduced by the value of the withdrawal and any applicable contingent deferred sales charge.

Example 8: Enhanced Benefit Base

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Initial Purchase Payment = $100,000

No withdrawals are taken

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	61	$100,000	$0	$105,000	$6,000	$5,300	$106,000
2	62			110,500	6,000	5,600	112,000
3	63			116,000	6,000	5,900	118,000
4	64			122,250	6,000	6,200	124,000
5	65			128,000	6,000	6,500	130,000
6	66			135,000	6,000	6,800	136,000
7	67			141,500	6,000	7,100	142,000
8	68			148,900	6,000	7,445	148,900
9	69			156,492	8,934	7,891	157,834
10	70			164,481	8,934	10,000	200,000
*	Guaranteed Lifetime Withdrawal Amount

•	At end of contract years one through eight, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	At the end of contract year eight, an annual ratchet applies as the contract value of $148,900 is greater than the benefit base of $148,000 ($142,000 + $6,000).
•	At the end of contract year nine, since there were no withdrawals, a credit of 6% of the last ratcheted benefit base is applied (6% * 148,900) = $8,934.
•	At the end of contract year ten, the benefit base is $166,768 ($157,834 + $8,934).
•

At the end of contract year ten, since no withdrawals were taken and the owner is age 70, the enhanced benefit base takes effect, the benefit base is set equal to 200% of the initial purchase payment = $200,000, as it is greater than $166,768.

•	Guaranteed lifetime withdrawal amount = 5% of the new benefit base ($200,000) = $10,000.

Example 9: GMWB – Additional Purchase Payments

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Initial Purchase Payment = $100,000

No withdrawals are taken

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	61	$100,000	$0	$102,974	$6,000	$5,300	$106,000
2	62	25,000		131,779	7,500	6,925	138,500
3	63	25,000		161,441	9,000	8,625	172,500
4	64	25,000		191,984	10,500	10,400	208,000
5	65			197,693	10,500	10,925	218,500
6	66			203,571	10,500	11,450	229,000
7	67			209,625	10,500	11,975	239,500
8	68			215,858	10,500	12,500	250,000
9	69			222,276	10,500	13,025	260,500
10	70			228,886	10,500	13,750	275,000
*	Guaranteed Lifetime Withdrawal Amount

•	An additional purchase payment of $25,000 is made in contract years two, three and four.
•	The benefit base is increased by the purchase payments.
•	The credit increases in years two, three and four due to the additional purchase payments.
•	At the end of contract year ten, the benefit base is $271,000 ($260,500 + 10,500).
•

At the end of contract year ten, since no withdrawals were taken and the owner is age 70, the enhanced benefit base takes effect, the benefit base is set equal to 200% of purchase payments in the first contract year, as well as 100% of purchase payments in years two through ten = (100,000 * 200%) + (75,000 * 100% ) = the benefit base is set equal to $275,000, since it is greater than $271,000.

•	Guaranteed lifetime withdrawal amount = 5% of the new benefit base ($275,000) = $13,750.

Appendix D

Guaranteed Minimum Accumulation Benefit Examples

Example 1: Setting of Initial Values

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

No withdrawals are taken

Contract Year (beginning of year)	Purchase Payment	Withdrawal	Contract Value	GMAB Value
1	$100,000	$0	$100,000	$100,000

On the contract issue date, the GMAB value is equal to the initial purchase payment. The GMAB value will be increased by any purchase payments received in the first two contract years.

Example 2: Annual Reset

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$0	$107,392	$100,000	$107,392
2	62			115,329	115,329	115,329
3	63			123,854	123,854	123,854
4	64			133,009	133,009	133,009
5	65			142,840	142,840	142,840
6	66			153,398	142,840	153,398
7	67			164,737	142,840	164,737
8	68			176,914	142,840	176,914
9	69			189,990	142,840	189,990
10	70			204,033	142,840	204,033
11	71			219,115	142,840	219,115
12	72			235,311	142,840	235,311
13	73			252,704	142,840	252,704
14	74			271,518	142,840	271,518
15	75			291,733	142,840	291,733
16	76			314,871	0	314,871

•	On the contract issue date, the GMAB value is equal to the initial purchase payment of $100,000.
•	Beginning on the second contract anniversary, the contract owner resets the GMAB to the contract value. The contract owner requests this reset each contract year through year five.
•	At the end of the tenth contract year from the last reset, the contract value is greater than the GMAB value. The contract value remains as is, and the GMAB value is set to zero.

Example 3: Impact of a Withdrawal

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$0	$107,392	$100,000	$107,392
2	62			$115,329	$100,000	$115,329
3	63			$123,854	$100,000	$123,854
4	64			$133,009	$100,000	$133,009
5	65		$15,000	$127,751	$89,436	$127,751
6	66			$137,194	$89,436	$137,194
7	67			$147,334	$89,436	$147,334
8	68			$158,225	$89,436	$158,225
9	69			$169,920	$89,436	$169,920
10	70			$182,480	$89,436	$182,480
11	71			$196,854	$0	$196,854

•	On the contract issue date, the GMAB value is equal to the initial purchase payment of $100,000.
•	The contract owner does not elect to reset the benefit.
•	A withdrawal of $15,000 is taken in year five.
•	As a result of the withdrawal, the GMAB value is reduced in direct proportion to the contract value reduction for the withdrawal.
•	The contract value is reduced by the amount of the withdrawal. The death benefit is reduced proportionately for the withdrawals.
•	At the end of the tenth contract year, the contract value is greater than the GMAB value. The contract value remains as is, and the GMAB value is set to zero.

Example 4: Additional Purchase Payments

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$0	$107,392	$100,000	$107,392
2	62	$25,000		$142,177	$125,000	$142,177
3	63	$25,000		$179,534	$125,000	$179,534
4	64	$25,000		$219,653	$125,000	$219,653
5	65			$235,888	$125,000	$235,888
6	66			$253,324	$125,000	$253,324
7	67			$272,185	$125,000	$272,185
8	68			$292,450	$125,000	$292,450
9	69			$314,223	$125,000	$314,223
10	70			$337,618	$125,000	$337,618
11	71			$364,394	$0	$364,394

•	On the contract issue date, the GMAB value is equal to the initial purchase payment of $100,000.
•	The contract owner does not elect to reset the benefit.
•	Additional purchase payments of $25,000 are made in years two, three and four.
•	As a result of the purchase payments, the GMAB value is increased for the purchase payment made in the second contract year.
•	The GMAB value is not increased for the purchase payments made in years three and four.
•	At the end of the tenth contract year, the contract value is greater than the GMAB value. The contract value remains as is, and the GMAB value is set to zero.

Appendix E

MassMutual Guaranteed Income Plus 5 Examples – 2008 Version

Example 1: GMIB 5 – Setting of Initial Values

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

No withdrawals are taken

Contract Year (beginning of year)	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit
1	$100,000	$0	$100,000	$105,000	$0

On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.

Example 2: GMIB 5 – No Withdrawals

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

No withdrawals are taken

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$104,916	$105,000	$0	$104,916
2	62			110,074	110,250	0	110,074
3	63			115,485	115,763	0	115,485
4	64			121,161	121,551	0	121,161
5	65			127,115	127,628	0	127,115
6	66			133,361	134,010	0	133,361
7	67			139,913	140,710	0	139,913
8	68			146,786	147,746	0	146,786
9	69			153,996	155,133	0	153,996
10	70			161,559	162,889	831	161,559

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•

At the end of the tenth contract year, the GMIB can be exercised and begin an income stream. In the Monthly Income Benefit column we show that $831 is the monthly income amount that would be received assuming a male age 70 applied the GMIB value of $162,889 to a lifetime contingent annuity option with fixed payments.

Example 3: GMIB 5 – Withdrawals Reducing the GMIB Value Dollar for Dollar

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$104,916	$105,000	$0	$104,916
2	62		5,250	104,833	105,000	0	104,833
3	63		5,250	104,744	105,000	0	104,744
4	64		5,250	104,651	105,000	0	104,651
5	65		5,250	104,552	105,000	0	104,552
6	66		5,250	104,448	105,000	0	104,448
7	67		5,250	104,337	105,000	0	104,337
8	68		5,250	104,221	105,000	0	104,221
9	69		5,250	104,098	105,000	0	104,098
10	70		5,250	103,968	105,000	535	103,968

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•	Beginning in the second contract year, withdrawals of the GMIB interest are taken; the GMIB value is reduced dollar for dollar since the withdrawals are equal to the GMIB interest.
•	The contract value is reduced by the amount of the withdrawals. The death benefit is reduced proportionately for the withdrawals.
•

At the end of the tenth contract year, the GMIB can be exercised and begin an income stream. The monthly income benefit value of $535 is the monthly income amount that would be received by applying the GMIB value of $105,000 to a lifetime annuity option for a male age 70.

Example 4: GMIB 5 – Withdrawal Reducing the GMIB Value Proportionately

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$104,916	$105,000	$0	$104,916
2	62		0	110,074	110,250	0	110,074
3	63		0	115,485	115,763	0	115,485
4	64		0	121,161	121,551	0	121,161
5	65		15,000	111,988	112,453	0	111,988
6	66		0	117,490	118,076	0	117,490
7	67		0	123,263	123,980	0	123,263
8	68		0	129,318	130,179	0	129,318
9	69		0	135,670	136,688	0	135,670
10	70		0	142,333	143,552	732	142,333

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•

A withdrawal of $15,000 is taken in the fifth contract year. Since this withdrawal is greater than the interest credited to the GMIB value, the GMIB value is reduced dollar for dollar up to the annual interest amount, and reduced in direct proportion to the contract value reduction, for the amount of the withdrawal greater than the GMIB interest credited.

•	The contract value is reduced by the amount of the withdrawals. The death benefit is reduced proportionately for the withdrawals.
•

At the end of the tenth contract year, the GMIB can be exercised and begin an income stream. The monthly income benefit value of $732, is the monthly income amount that would be received by applying the GMIB value of $143,552 to a lifetime annuity option for a male age 70.

Example 5: GMIB 5 – Annual Reset

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
At Issue	60	$100,000	$0	$100,000	$105,000	$0	$100,000
1	61			106,867	106,867	0	106,867
2	62			114,206	114,206	0	114,206
3	63			122,050	122,050	0	122,050
4	64			130,431	130,431	0	130,431
5	65			139,388	139,388	0	139,388
6	66			148,961	148,961	0	148,961
7	67			159,191	159,191	0	159,191
8	68			170,123	170,123	0	170,123
9	69			181,806	181,806	0	181,806
10	70			194,291	194,291	0	194,291

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•

Each contract anniversary, if your contract value is greater than your GMIB value, we will reset your GMIB value to equal your contract value (unless you instruct otherwise by written request). Once the annuitant is over age 80 we no longer reset the GMIB value.

•	At the end of the tenth contract year from the last reset, the GMIB can be exercised and begin an income stream.

Example 6: GMIB 5 – Additional Purchase Payments

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$104,916	$105,000	$0	$104,916
2	62	$25,000		136,303	136,500	0	136,303
3	63	$25,000		169,407	169,407	0	169,407
4	64	$25,000		204,139	204,139	0	204,139
5	65			214,175	214,346	0	214,175
6	66			224,704	225,063	0	224,704
7	67			235,749	236,316	0	235,749
8	68			247,336	248,132	0	247,336
9	69			259,620	260,538	0	259,620
10	70			272,514	273,565	0	272,514

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•	A purchase payment of $25,000 is made in contract years two, three and four.
•	The GMIB value in year two is increased by the amount of the year two purchase payment.
•	The purchase payments in years three and four are not included in the GMIB value, although the GMIB value increases due to the automatic reset.
•	At the end of the tenth contract year from the last reset, the GMIB can be exercised and begin an income stream.

Example 7: GMIB 5 – 60% GMIB Value at Age 90

The values shown are based on the following assumptions:

Contract Owner Age at issue = 75

Annuitant = Same as Contract Owner

Initial Purchase Payment = $125,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	76	$125,000	$6,250	$117,590	$125,000	$0	$118,702
2	77		6,250	110,199	125,000	0	112,342
3	78		6,250	102,827	125,000	0	105,917
4	79		6,250	95,473	125,000	0	99,422
5	80		6,250	88,098	125,000	0	92,853
6	81		6,250	80,742	125,000	0	86,200
7	82		6,250	73,405	125,000	0	79,457
8	83		6,250	66,086	125,000	0	72,615
9	84		6,250	58,786	125,000	0	65,663
10	85		6,250	51,504	125,000	1,142	58,587
11	86		6,250	44,241	125,000	1,199	51,369
12	87		6,250	36,997	125,000	1,259	43,987
13	88		6,250	29,770	125,000	1,324	36,406
14	89		6,250	22,563	125,000	1,393	28,575
15	90		6,250	75,000	125,000	0	75,000

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•	Withdrawals of the allowable GMIB amount are taken each contract year.
•	At the end of the fifteenth contract year, the contract owner elects not to apply the GMIB value to an annuity option. The contract value is increased to equal 60% of the GMIB value.

Example 8: GMIB 5 – Impact of Contingent Deferred Sales Charge When 5% Withdrawn is Greater Than Free Withdrawal Allowance

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Death Benefit
1	61	$100,000	$5,000	$82,352	$100,000	$94,288
2	62		5,000	66,820	100,000	87,740
3	63		5,000	53,150	100,000	80,219
4	64		5,000	41,119	100,000	71,555
5	65		5,000	30,484	100,000	61,442
6	66		5,000	21,089	100,000	49,593
7	67		5,000	12,812	100,000	35,633
8	68		5,000	5,617	100,000	19,130

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•	Withdrawals of the allowable GMIB amount are taken each contract year.
•

In contract year five, the free withdrawal amount is $4,112. The amount withdrawn of $5,000 is greater than the 10% free withdrawal amount. The contract value is reduced by the applicable contingent deferred sales charge (CDSC). The CDSC is assessed on the value withdrawn in excess of the free withdrawal amount. The GMIB value remains at $100,000, it is not reduced by the CDSC, as the amount withdrawn is not greater than the allowed GMIB amount.

•	The death benefit is reduced proportionately for the withdrawals.

Example 9: GMIB 5 – Withdrawals After Reaching the Maximum GMIB Value

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Death Benefit
1	61	$100,000	$0	$101,990	$105,000	$101,990
2	62		0	103,999	110,250	103,999
3	63		0	106,026	115,763	106,026
4	64		0	108,069	121,551	108,069
5	65		0	110,127	127,628	110,127
6	66		0	112,198	134,010	112,198
7	67		0	114,280	140,710	114,280
8	68		0	116,373	147,746	116,373
9	69		0	118,472	155,133	118,472
10	70		0	120,577	162,889	120,577
11	71		0	122,686	171,034	122,686
12	72		0	124,794	179,586	124,794
13	73		0	126,900	188,565	126,900
14	74		0	129,000	197,993	129,000
15	75		0	131,144	200,000	131,144
16	76		0	133,345	200,000	133,345
17	77		15,000	120,641	177,930	120,641

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•

In contract year fifteen, the GMIB value reaches the maximum GMIB value of $200,000 (200% of purchase payments in the first two contract years.) Once the maximum GMIB value is reached, it no longer increases by 5% each year.

•

A withdrawal of $15,000 is taken in the seventeenth contract year. Since interest is no longer credited to the GMIB value, this withdrawal is considered an excess withdrawal and the GMIB value is reduced in direct proportion to the contract value reduction, for full amount of the withdrawal.

•	The contract value is reduced by the amount of the withdrawals. The death benefit is reduced proportionately for the withdrawals.

Appendix F – Funds

2008 Version: contracts applied for on or after 9/8/08, subject to state availability

The contract offers the following funds. We may add, remove or substitute funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series II Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
AIM V.I. Global Health Care Fund (Series II Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
AIM V.I. Technology Fund (Series II Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Service Class 2)

Adviser: Fidelity Management & Research Company

Sub-Adviser: FMR Co., Inc.; Fidelity Research & Analysis Company; Fidelity Management & Research (U.K.) Inc.; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited; Fidelity Investments Japan Limited

Large Cap Blend
ING Investors Trust
ING Clarion Global Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	Sector
MML Series Investment Fund
MML Aggressive Allocation Fund (Service Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML American Funds® Core Allocation Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML American Funds® Growth Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: N/A	Large Cap Growth
MML American Funds® International Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: N/A	International/Global

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Asset Allocation Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Balanced
MML Balanced Allocation Fund (Service Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Blue Chip Growth Fund (Service Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth
MML Concentrated Growth Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Legg Mason Capital Management, Inc.	Large Cap Growth
MML Conservative Allocation Fund (Service Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Emerging Growth Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc.	Small/Mid-Cap Growth
MML Equity Income Fund (Service Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Value
MML Equity Index Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Blend
MML Foreign Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	International/Global
MML Global Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	International/Global
MML Growth Allocation Fund (Service Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Growth & Income Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Large Cap Blend
MML Income & Growth Fund (Service Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Large Cap Value
MML Large Cap Growth Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Rainier Investment Management, Inc.	Large Cap Growth

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Large Cap Value Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Large Cap Value
MML Mid Cap Growth Fund (Service Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Growth
MML Mid Cap Value Fund (Service Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Small/Mid-Cap Value
MML Moderate Allocation Fund (Service Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML NASDAQ-100® Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Growth
MML Small Cap Growth Equity Fund (Service Class)	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Small/Mid-Cap Growth
MML Small Cap Index Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Small/Mid-Cap Blend
MML Small/Mid Cap Value Fund (Service Class)	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Small/Mid-Cap Value
MML Small Company Value Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Value
MML Series Investment Fund II
MML Blend Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML China Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Baring International Investment Limited	International/Global
MML Enhanced Index Core Equity Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Large Cap Blend
MML Equity Fund (Service Class)	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Large Cap Value
MML Inflation-Protected and Income Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Managed Bond Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value
MML Small Cap Equity Fund (Service Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend
MML Strategic Emerging Markets Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Baring International Investment Limited	International/Global
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA (Service Shares)*	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
Oppenheimer Capital Appreciation Fund/VA (Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Growth
Oppenheimer Global Securities Fund/VA (Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Oppenheimer High Income Fund/VA (Service Shares)*	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Main Street Fund®/VA (Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend
Oppenheimer MidCap Fund/VA (Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth
Oppenheimer Strategic Bond Fund/VA (Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA (Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	Sector

*	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this fund via purchase payments or transfers.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses to you. You may also contact our Retirement Income Service Center and request current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Appendix G – Funds

Pre-2008 Version: contracts applied for prior to 9/8/08 or in states where the 2008 Version is unavailable

The contract offers the following funds. We may add, remove or substitute funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
AIM V.I. Global Health Care Fund (Series I Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
AIM V.I. Technology Fund (Series I Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)

Adviser: Fidelity Management & Research Company

Sub-Adviser: FMR Co., Inc.; Fidelity Research & Analysis Company; Fidelity Management & Research (U.K.) Inc.; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited; Fidelity Investments Japan Limited

Large Cap Blend
ING Investors Trust
ING Clarion Global Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	Sector
MML Series Investment Fund
MML Aggressive Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML American Funds® Core Allocation Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML American Funds® Growth Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: N/A	Large Cap Growth
MML American Funds® International Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: N/A	International/Global

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Asset Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Balanced
MML Balanced Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Blue Chip Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth
MML Concentrated Growth Fund (Class I)	Adviser: MassMutual Sub-Adviser: Legg Mason Capital Management, Inc.	Large Cap Growth
MML Conservative Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Emerging Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc.	Small/Mid-Cap Growth
MML Equity Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Value
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Blend
MML Foreign Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	International/Global
MML Global Fund (Class I)	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	International/Global
MML Growth Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Growth & Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Large Cap Blend
MML Income & Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Large Cap Value
MML Large Cap Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Rainier Investment Management, Inc.	Large Cap Growth

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Large Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Large Cap Value
MML Mid Cap Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Growth
MML Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Small/Mid-Cap Value
MML Moderate Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML NASDAQ-100® Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Growth
MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Small/Mid-Cap Growth
MML Small Cap Index Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Small/Mid-Cap Blend
MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Small/Mid-Cap Value
MML Small Company Value Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Value
MML Series Investment Fund II
MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML China Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Baring International Investment Limited	International/Global
MML Enhanced Index Core Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Large Cap Blend
MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Large Cap Value

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value
MML Small Cap Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend
MML Strategic Emerging Markets Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Baring International Investment Limited	International/Global
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA (Non-Service Shares)**	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Growth
Oppenheimer Global Securities Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Oppenheimer High Income Fund/VA (Non-Service Shares)**	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Main Street Fund®/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend
Oppenheimer MidCap Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth
Oppenheimer Money Fund/VA (Non-Service Shares)*	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Short Term/Stable Value
Oppenheimer Strategic Bond Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	Sector

*	Unavailable in contracts issued on or after January 19, 2008.
**	Effective May 1, 2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses to you. You may also contact our Retirement Income Service Center and request current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Appendix H

MassMutual Lifetime Income Protector Examples

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSMUTUAL TRANSITIONS SELECTSM

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

December 2009

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated December 2009, for the individual deferred variable annuity contract which is referred to herein.

For a copy of the prospectus call 1-800-272-2216 or write: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

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COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and programs and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 4 (the “Separate Account”).

ASSIGNMENT OF CONTRACT

In certain states, the contract cannot be assigned without MassMutual’s approval. MassMutual will refuse or accept any request to assign this contract on a non-discriminatory basis. Please refer to your contract.

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at its Retirement Income Service Center. MassMutual assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the owner given during the annuitant’s lifetime and received in good order by MassMutual at its Retirement Income Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which the assignee is entitled, and to pay any balance of such value in one sum to the owner, regardless of any payment options which the owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a); and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

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DISTRIBUTION

The contracts are sold by both registered representatives of MML Investors Services, Inc. (MMLISI), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the separate account, MMLISI serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

Commissions for sales of the contract by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives and were as follows for the last three calendar years:

2006	2007	2008
$21,713,420	$26,426,474	$40,628,479

Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers and were as follows for the last three calendar years:

2006	2007	2008
$3,342,425	$2,443,151	$7,766,903

MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the contracts. Compensation amounts for the last three calendar years were as follows:

MMLISI

2006	2007	2008
$3,556,167	$4,981,620	$6,508,621

MML Distributors

2006	2007	2008
$526,724	$539,345	$870,443

The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to Contract Owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus for the contract. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus. (For a discussion of instances when sales charges will be waived, see the Contingent Deferred Sales Charge section of the prospectus.)

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ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the Retirement Income Service Center.

The accumulation unit value for each sub-account was set on the date such sub-account became operative. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

C is the cumulative charge for the insurance charges. The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers and Transfer Programs section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

1.  a certified death certificate;

2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

3.  any other proof satisfactory to MassMutual.

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All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1.  to the primary beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

2.  to the contingent beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

3.  to the estate of the owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the Separate Account. Annuity Payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2.  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3.  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was set on the date such sub-account became operative. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

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2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

FEDERAL TAX MATTERS

General

Note: The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the

6

diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the participant with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the participant being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

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Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Tax Treatment of Gifts

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Section 1041 of the Code.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) plan or a tax-sheltered annuity made after December 31, 1998. Owners should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 14, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

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With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee V . Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA.

The withdrawal of elective deferrals and earnings thereon can only be made if the TSA plan is terminated or when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”).

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Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pensions (SEPs). Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. However, the Code places limitations and restrictions on SEPs including: employer eligibility, amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with SEPs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Section 408(p) provides for certain small employers to establish a Savings Incentive Match Plan for Employees (SIMPLE) IRA. SIMPLE IRA plans permit employees to make elective contributions only through a qualified salary reduction agreement. Employers can make contributions to the plan through either matching contributions or non-elective contributions. The Code places limitations and restrictions on SIMPLE IRAs including: employer eligibility, amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with SIMPLE IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are limited to $5,000 for the 2009 tax year. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to

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limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $105,000 and $120,000 in the case of single taxpayers, between $166,000 and $176,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $5,000 annual limitation applies to all of a taxpayer’s 2009 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or over, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner

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or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the participant or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the participant or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code; and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the participant. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse and is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed on the amount not distributed.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of an annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount.

The actuarial value discussed above can be disregarded if the sum of the dollar amount credited to the owner or beneficiary and the actuarial present value of the additional benefits is no more than 120% of the dollar amount credited to the owner or beneficiary and the contract provides only the following benefits:

i.  Additional benefits that, in the case of a distribution, are reduced by an amount sufficient to ensure that the ratio of such sum to the dollar amount credited does not increase as a result of the distribution (i.e., benefits that are reduced proportionately upon withdrawal), and

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ii.  An additional benefit that is the right to receive a final payment upon death that does not exceed the excess of premiums paid less the amount of prior distributions.

If the only additional benefit provided under the contract falls within (ii), above, it can be disregarded for purposes of calculating a required minimum distribution. A required minimum distribution from an annuity contract calculated for 2004 or 2005 will not fail to satisfy Code section 401(a)(9) provided the payments satisfy Code section 401(a)(9) based on a reasonable and good faith interpretation of its provisions. Please consult a tax adviser to determine if and how this requirement may impact your specific circumstances.

Other Tax Issues

While no attempt is being made to discuss the federal estate tax implications of the contract you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor or tax advisor for more information.

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The IRS has concluded that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

EXPERTS

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PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

Financial Statements included in Part A

Condensed Financial Information

Financial Statements included in Part B

The Registrant (all to follow)

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2008

Statements of Operations and Changes in Net Assets for the years ended December 31, 2008 and 2007

Notes to Financial Statements

The Depositor (all to follow)

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2008 and 2007

Statutory Statements of Income for the years ended December 31, 2008, 2007, and 2006

Statutory Statements of Changes in Surplus for the years ended December 31, 2008, 2007, and 2006

Statutory Statements of Cash Flows for the years ended December 31, 2008, 2007, and 2006

Notes to Statutory Financial Statements

(b) Exhibits

Exhibit 1	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account.(1)

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement.(3)

(ii) Underwriting and Servicing Agreement.(3)

(iii) Insurance Products Distribution Agreement (4/08).(16)

(iv) Amendment for Insurance Product Distribution Agreement (4/08).(9)

Exhibit 4	Form of Individual Annuity Contract.(5)

Form of Contract Schedule.*

Form of Guaranteed Minimum Income Benefit Rider.(12)

Form of Guaranteed Minimum Withdrawal Benefit Rider.(10)

Form of Lifetime Income Rider*

9/8/2008 Revisions (2008 Version): Form of Individual Annuity Contract; Form of Guaranteed Minimum Income Benefit Rider; Unisex Annuity Rates Rider.(13)

Exhibit 5	Form of Individual Annuity Application.*

Exhibit 6	(i) Copy of Articles of Incorporation of the Company.(15)

(ii) Copy of the Bylaws of the Company.(14)

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Exhibit 7	Not Applicable.

Exhibit 8	(a) Fund Participation Agreements

Form of Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer, Inc.(8)

Form of Participation Agreement with Panorama Series Fund, Inc.(2)

Form of Participation Agreement with Fidelity Variable Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III.(4)

Form of Participation Agreement with ING Variable Products Trust.(8)

Form of Participation Agreement with MML Series Investment Fund.(6)

Form of Participation Agreement with MML Series Investment Fund II.(6)

Form of Participation Agreement with AIM Variable Insurance Funds, Inc.(7)

Form of Participation Agreement with PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC.(8)

(b) Rule 22c-2 Agreements(11)

AIM Variable Insurance Funds
Fidelity Variable Insurance Products Fund
ING Variable Products Trust
MML Series Investment Fund
MML Series Investment Fund II
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.
PIMCO Variable Insurance Trust

Exhibit 9	Opinion and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP (to follow)

(ii) Powers of Attorney(9):

Stuart H. Reese

Michael T. Rollings

Norman A. Smith

Thomas C. Barry

Kathleen A. Corbet

Roger W. Crandall

James H. DeGraffenreidt, Jr.

Patricia Diaz Dennis

William B. Ellis

Robert A. Essner

Robert M. Furek

Raymond W. LeBoeuf

John F. Maypole

Marc F. Racicot

William T. Spitz

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 14	None.

2

(1)	Incorporated by reference to Registrant’s initial Registration Statement No. 333-45039 filed on January 28, 1998.
(2)	Incorporated by reference to Registration Statement No. 333-22557, filed on February 28, 1997.
(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039, filed on June 4, 1998.
(4)	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on Form S-6 on October 20, 1998.
(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-112626 on Form N-4 on July 29, 2004.
(6)	Incorporated by reference to initial Registration Statement No. 333-130156 filed on December 6, 2005.
(7)	Incorporated by reference to initial Registration Statement No. 333-131007 filed on January 13, 2006.
(8)	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on Form N-4 in April 2006.
(9)	Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-81015, filed on Form N-4 in April 2009.
(10)	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-112626, filed in October 2007.
(11)	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed in April 2007.
(12)	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-112626, filed June 1, 2007.
(13)	Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-112626, filed on August 19, 2008.
(14)	Incorporated by reference to Initial Registration Statement No. 333-150916, filed on May 14, 2008.
(15)	Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement No. 333-50410, filed on November 24, 2008.
(16)	Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement No. 333-109620, filed on August 19, 2008.
*	Filed herewith.

Item 25. Directors and Officers of the Depositor

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Directors of Massachusetts Mutual Life Insurance Company

Thomas C. Barry, Director 320 Park Avenue, 28th Floor New York, NY 10022	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

Kathleen A. Corbet, Director 49 Cross Ridge Road New Caanan, CT 06840	Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34101-7716

Roger W. Crandall, Director 1295 State Street Springfield, MA 01111	John F. Maypole, Director 55 Sandy Hook Road - North Sarasota, FL 34242

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20080

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205	Marc Racicot, Director 1130 Connecticut Ave., NW, Suite 1000 Washington, DC 20036

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Stuart H. Reese, Director, Chairman 1295 State Street Springfield, MA 01111
Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940 Officers of Massachusetts Mutual Life Insurance Company	William T. Spitz, Director 16 Wynstone Nashville, TN 37215

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Norman A. Smith, Corporate Vice President and Corporate Controller 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Operating Officer

1295 State Street

Springfield, MA 01111

John V. Murphy, Executive Vice President

1295 State Street

Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel

1295 State Street

Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer

1295 State Street

Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President

1295 State Street

Springfield, MA 01111

Michael Fanning, Executive Vice President

1295 State Street

Springfield, MA 01111

Stuart H. Reese, Chief Executive Officer (principal executive officer)

1295 State Street

Springfield, MA 01111

Thomas Finke, Executive Vice President and Chief Investment Officer

1295 State Street

Springfield, MA 01111

Christine Peaslee, Vice President, Corporate Secretary & Counsel

1295 State Street

Springfield, MA 01111

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portfolio of the investment interests in a mezzanine fund.

4.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

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b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, Inc. – 51% and Series Members – 49%)

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

1)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Real Estate Advisers Europe B.V. (October 31, 2008), a Dutch company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a licensed Dutch investment firm regulated by the Dutch Authority for Financial Markets.

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b.	Cornerstone Real Estate Advisers Asia Limited (January 23, 2008), a Hong Kong company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

c.	Cornerstone Acquisitions LLC (August 24, 2007), a Delaware limited liability company that was formed for the purpose of entering into purchase contracts for real property interests for the benefit of cornerstone Real Estate Advisers LLC clients.

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation that holds a “corporation” real estate license.

c.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

d.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Leveraged 1 LP, Almack Unleveraged 1 LP and Almack Leveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

c.)	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP, and Almack Mezzanine Founder II LP.

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e.	The following are investment-related special purpose entities of Babson Capital Management LLC. These entities are all domiciled in the State of Delaware.

1.	Babson Capital Loan Partners I GP, LLC

2.	Babson Global Macro Management LLC

3.	Babson Mezzanine Realty Management LLC

4.	Babson Mezzanine Realty Management II LLC

5.	BCCM I GP LLC

6.	Blue-Chip Multi-Strategy Management LLC

7.	Boston Mass II, LLC

8.	Cobs Wharf Management LLC

9.	Congress Avenue Management LLC

10.	Credit Strategies Management LLC

11.	Hanover/Babson Equity Investors Manager LLC

12.	Hanover Preferred Facility Manager LLC

13.	Loan Strategies Management LLC

14.	Mezzco LLC

15.	Mezzco II LLC

16.	Mezzco III LLC

17.	Somerset Special Opportunities Management LLC

18.	Special Value Absolute Return Fund, LLC

19.	Special Value Absolute Return Fund, LLC

20.	Special Value Bond Fund II, LLC

21.	Winterset Management LLC

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding LLC – 99.112%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds. (OppenheimerFunds Services, a division of OppenheimerFunds, Inc. operates as a transfer agent for the Oppenheimer funds.)

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Trusts.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a broker-dealer and general distributor of the Oppenheimer funds.

3.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for closed-end funds managed by Oppenheimer and certain closed-end funds managed by MassMutual.

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5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for the Centennial Trusts.

6.)	OFI Private Investments Inc. (March 20, 2000) is a New York based registered investment adviser which manages separate accounts for investors and also acts as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	OppenheimerFunds International Distributor Limited, a Hong Kong based corporation which conducts the business of a trust company. (Owned 95% by OFI Institutional Asset Management, Inc. and 5% by Oppenheimer Funds, Inc.)

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

d.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

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8.)	OppenheimerFunds International Ltd. (July 9, 1997), is a Dublin-based limited liability company that currently has no operations.

a.)	OFI Institutional Asset Management, Ltd., (February 6, 2007), is an English-based, limited liability company, wholly-owned by OppenheimerFunds International, Ltd. that currently has no operations.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda) Limited a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management Corp., a Canadian company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

8.)	Tremont GP, Inc., a Delaware corporation.

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6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

8.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, .01% by Ling Sau Lei and .01% by Jones Leung.)

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4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited—50%.)

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 79.43%; MassMutual Holding LLC—.07%; 1279342 Ontario Limited – 20.5%)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada – 99.99 % and MassMutual International LLC .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 33.49%)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

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1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. 39.01%)

e.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 89.88%; MassMutual Asia Limited – 10.10%; and MassMutual Life Insurance Company—.02%).

1.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

f.	MassMutual Mercuries Insurance Agency Co., Inc., a Taiwan company which operates as a life Insurance agency (MassMutual International LLC-50%).

9.	MassMutual Assignment Company (Oct. 4 2000), a North Carolina corporation which operated a structured settlement business.

10.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

b.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

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11.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Limted, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

e.)	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

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i.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

ii.	Baring International Investment Management Limited (October 26, 1973), organized in Hong Kong. In members’ voluntary liquidation.

iii.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

bb.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

cc.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

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dd.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ee.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland.

ff.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

gg.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

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iii.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

iv.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

12.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

13.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide.

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a.	Winmark Special Finance LLC (May 18, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets.

b.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

c.	WEF Seller LLC 2006-A (January 26, 2007), a Delaware limited liability company that previously held a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

1.)	WEF Issuer LLC 2006-A (October 17, 2005), a Delaware limited liability company that holds and manages equipment-related assets and makes payments on certain notes.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML ABN Separate Account Holding Company LLC (September 9, 2008), a Delaware limited liability company which serves as an investment vehicle for a MassMutual separate account.

L.	MML ABN Separate Account Holding Company II LLC (September 9, 2008), a Delaware limited liability company which serves as an investment vehicle for a MassMutual separate account.

M.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

N.	MML Re Finance LLLC (December 19, 2008), a Delaware limited Liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

O.	PL-Apts, LLC (December 18, 2008), a Delaware limited liability company formed for the purpose of owning an apartment complex in Nashville, Tennessee.

P.	CV-APTS, LLC (March 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

Q.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. MassMutual holds an 81.39% interest and C.M. Life holds an 18.61% interest.

R.	CB APTS, LLC (April 16, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

S.	MP-APTS, LLC (April 1, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

T.	MW-APTS, LLC (April 14, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

U.	WW-APTS, LLC (July 9, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

V.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

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II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Centennial Government Trust

•	Centennial Money Market Trust

•	OFI Tremont Core Strategies Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring SMA International Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Dividend Growth Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Equity Income Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Global Value Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer Master Event-Linked Bond Fund, LLC

•	Oppenheimer Master International Value Fund, LLC

•	Oppenheimer Master Loan Fund, LLC

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rising Dividends Fund, Inc.

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Double Tax-Free Municipals Fund

•	Oppenheimer Rochester General Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Income Fund

•	Oppenheimer Target Distribution Fund

•	Oppenheimer Target Distribution & Growth Fund

•	Oppenheimer Transition 2010 Fund

•	Oppenheimer Transition 2015 Fund

•	Oppenheimer Transition 2020 Fund

•	Oppenheimer Transition 2025 Fund

•	Oppenheimer Transition 2030 Fund

•	Oppenheimer Transition 2040 Fund

•	Oppenheimer Transition 2050 Fund

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 27. Number Of Contract Owners

As of September 1, 2009, the number of contract owners was 44,835.

Item 28. Indemnification

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MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provides for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 29. Principal Underwriters

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(a) MML Distributors, LLC, (“MML Distributors”) and MML Investors Services, Inc. (“MMLISI”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLISI serves as principal underwriter of the contracts/policies sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLISI either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Massachusetts Mutual Variable Annuity Fund 1, Massachusetts Mutual Variable Annuity Fund 2, CML Variable Annuity Account A, CML Variable Annuity Account B, CML Accumulation Annuity Account E, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, MassMutual Variable Life Separate Account II, MML Series Investment Fund, and MML Series Investment Fund II.

(b) MML Distributors, LLC and MML Investors Services, Inc. are the principal underwriters for the contracts. The following people are officers and member representatives of MML Distributors, LLC and officers and directors of MML Investors Services, Inc.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elaine A. Sarsynski	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

William H. McCauley	Chief Financial Officer, Treasurer and Assistant Vice President

Michael Fanning	Member Representative Massachusetts Mutual Life Insurance Co. MassMutual Holding LLC USIG Operations Supervisor	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Barbara Upton	Assistant Vice President Chief Compliance Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Stephen Alibozek	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Michael Hicks	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor and Fund Product Distribution Officer	1295 State Street Springfield, MA 01111-0001

Melissa Millan	USIG Product/Sales Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Douglas Russell	Variable Annuity Product Distribution Officer Retirement Income Supervisor and Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Jo-Anne Rankin	Variable Life Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Christine Peaslee	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, INC.

Name	Positions and Offices	Principal Business Address
Michael Fannning	Chairman of the Board & Chief Executive Officer, Investment Committee Member	*

Burvin E. Pugh	Vice Chairman of the Board, Senior Vice President, Director	*

John Vaccaro	President, Director, Agency Field Force Supervisor	*

William H. McCauley	Chief Financial Officer, Treasurer and Assistant Vice President	*

William F. Monroe, Jr.	Vice President, Sales & Product Supervisor, Chief Operations Officer, Registered Options Principal	*

Michael L. Kerley	Chief Compliance Officer	*

Robert Wittneben	Chief Information Officer	*

Kenneth M. Rickson	Field Risk Officer, Director	*

Elaine Sarsynski	RS Supervisor, Director	*

Robert S. Rosenthal	Chief Legal Officer, Secretary, Vice President, Associate General Counsel	*

Mary S. Block	Second Vice President, Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Lenore McWade	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Daniel McLaughlin	Assistant Treasurer	**

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

John Carlson	Agency Vice President	*

Carol Demas	Second Vice President	*

Maritza Flores	Executive Benefits Supervisor	*

Douglas Russell	RI Supervisor Variable Annuity Product Distribution Officer	**

Frances Thomas	Assistant Vice President, Chief Privacy Officer	*

Mark Viviano	Assistant Vice President	*

Elaine Gruet	Assistant Vice President	*

Mark Larose	Assistant Vice President, Registration Manager	*

Michael Rollings	Director	*

Gregory Deavens	Director	**

Melissa Millan	Director	**

Jo-Anne Rankin	Variable Life Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c)	For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 100 Bright Meadow Boulevard, Enfield, CT 06082 and 1295 State Street, Springfield, MA 01111.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a)	Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

(b)	Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)	Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contract described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

7

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 4, certifies that it has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on September 30, 2009.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ STUART H. REESE*
Stuart H. Reese Chief Executive Officer Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

8

Signature	Title	Date

STUART H. REESE* Stuart H. Reese	Director and Chief Executive Officer (principal executive officer)	September 30, 2009

MICHAEL T. ROLLINGS* Michael T. Rollings	Chief Financial Officer (principal financial officer)	September 30, 2009

NORMAN A. SMITH* Norman A. Smith	Controller (principal accounting officer)	September 30, 2009

THOMAS C. BARRY* Thomas C. Barry	Director	September 30, 2009

KATHLEEN A. CORBET* Kathleen Corbet	Director	September 30, 2009

ROGER W. CRANDALL* Roger W. Crandall	Director	September 30, 2009

JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	September 30, 2009

PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	September 30, 2009

WILLIAM B. ELLIS* William B. Ellis	Director	September 30, 2009

ROBERT ESSNER* Robert Essner	Director	September 30, 2009

ROBERT M. FUREK* Robert M. Furek	Director	September 30, 2009

RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	September 30, 2009

JOHN F. MAYPOLE* John F. Maypole	Director	September 30, 2009

MARC RACICOT* Marc Racicot	Director	September 30, 2009

WILLIAM T. SPITZ* William T. Spitz	Director	September 30, 2009

/S/ JOHN E. DEITELBAUM		September 30, 2009
John E. Deitelbaum
*As Attorney-in-Fact Pursuant to Power of Attorney

INDEX TO EXHIBITS

Exhibit 4(a)	Form of Contract Schedule

(b)	Form of Lifetime Income Rider

Exhibit 5	Form of Individual Annuity Application

Exhibit 9	Opinion and Consent of Counsel